UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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ReWalk Robotics Ltd.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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REWALK ROBOTICS LTD.
3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel
Tel: (+972-4) 959-0123

Dear Shareholder,

You are cordially invited to attend the 2016 Annual Meeting of Shareholders (the “Meeting”) of ReWalk Robotics Ltd. to be held at 4:00 p.m. (Israel time) on Tuesday, May 24, 2016, at the law offices of Goldfarb Seligman & Co., Ampa Tower, 98 Yigal Alon Street, 36th floor, Tel Aviv, Israel.

The agenda for the Meeting is set forth in the accompanying Notice of 2016 Annual Meeting of Shareholders and Proxy Statement.

For the reasons set forth in the accompanying Proxy Statement, our board of directors recommends that you vote ‘‘FOR’’ all the proposals on the agenda.

We look forward to greeting personally those of you who are able to be present at the Meeting. However, whether or not you plan to attend the Meeting, it is important that your shares be represented. Accordingly, you are kindly requested to sign, date and mail the enclosed proxy card at your earliest convenience so that it will be received no later than 24 hours before the Meeting to be validly included in the tally of ordinary shares voted at the Meeting. Detailed proxy voting instructions are provided both in the Proxy Statement and on the proxy card.

If your ordinary shares are held in “street name”, that is, in a brokerage account or by a trustee or nominee, you should complete the voting instruction card that will be sent to you in order to direct your broker, trustee or nominee how to vote your shares.  You may also be able to provide such voting instructions via the Internet.

Thank you for your continued cooperation.

Very truly yours, Jeff Dykan Chairman of the Board of Directors

Yokneam Ilit, Israel
April 7, 2016

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OF
REWALK ROBOTICS LTD.
3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel
Tel: (+972-4) 959-0123

To the shareholders of ReWalk Robotics Ltd.:

Notice is hereby given that the 2016 Annual Meeting of Shareholders (the “Meeting”) of ReWalk Robotics Ltd. (the “Company”) will be held at 4:00 p.m. (Israel time) on Tuesday, May 24, 2016, at the law offices of Goldfarb Seligman & Co., Ampa Tower, 98 Yigal Alon Street, 36th floor, Tel Aviv, Israel.

The agenda of the Meeting will be as follows:

1.
To reelect the directors named in the attached Proxy Statement, each as a Class II director of the board of directors of the Company (the “Board”), to serve until the 2019 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israeli Companies Law, 5759-1999.

2.	To approve an amendment to the Company’s Compensation Policy involving determination of the annual bonus of the Company’s Chief Executive Officer (the “CEO”).

3.	To approve a grant of equity awards to Larry Jasinski, the Company’s CEO.

4.	To approve the base annual compensation to be paid to the Company’s CEO for the year ending December 31, 2016.

5.	To authorize the Company to make contributions to any tax-qualified, defined-contribution pension plan on behalf of the CEO.

6.
To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

7.	To report on the business of the Company for the year ended December 31, 2015 and review the 2015 financial statements.

8.	To act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

These proposals are described more fully in the enclosed Proxy Statement, which we urge you to read in its entirety.

Only shareholders of record at the close of business on the record date of April 14, 2016 are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. You are cordially invited to attend the Meeting in person.

If you are unable to attend the Meeting in person you are requested to complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided so that it is received by us at least 24 hours before the Meeting or vote by telephone or over the Internet if your voting instruction form describes such voting methods. Your proxy may be revoked at any time before it is voted if you return a later-dated proxy card or if you vote your shares in person at the Meeting if you are the record holder of the shares and can provide a copy of a certificate(s) evidencing your shares. If your shares are held in “street name,” meaning in the name of a bank, broker or other record holder, you must either direct the record holder of your shares on how to vote your shares or obtain a legal proxy from the record holder to vote the shares at the Meeting on behalf of the record holder as well as a statement from such record holder that it did not vote such shares on your behalf.  Further, if you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, which at our upcoming meeting will only be the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2016 (Proposal Six), even if the broker does not receive voting instructions from you. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.

Joint holders of shares should note that, pursuant to our Articles of Association, the vote of the senior of joint holders of any share who votes such share, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of such share, with seniority determined by the order in which the names of the joint holders appear in our Register of Shareholders. For the appointment of a proxy to vote shares held by joint holders to be valid, the signature of the senior of the joint holders must appear on the proxy card.

By Order of the Board of Directors, Jeff Dykan Chairman of the Board of Directors

Yokneam Ilit, Israel
April 7, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 24, 2016

You are urged to mark, date, sign and promptly return the proxy card in the envelope provided to you so that if you are unable to attend the Meeting your shares can be voted.  The Notice and Proxy Statement and the 2015 Annual Report are available at http://ir.rewalk.com/.

EXPLANATORY NOTE

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the JOBS Act. In addition, as an emerging growth company, we are not required to conduct votes seeking shareholder approval on an advisory basis of (1) the compensation of our named executive officers or the frequency with which such votes must be conducted or (2) compensation arrangements and understandings in connection with merger transactions, known as “golden parachute” arrangements.

Under the JOBS Act, we will remain an “emerging growth company” until the earliest of: (i) the last day of the fiscal year during which we have total annual gross revenues of $1 billion or more (as adjusted every five years for inflation); (ii) the last day of the fiscal year following the fifth anniversary of the completion of our initial public offering on September 12, 2014; (iii) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and (iv) the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We will qualify as a large accelerated filer as of the first day of the first fiscal year after (1) we have at least $700 million in outstanding voting and non-voting common equity held by our non-affiliates, as measured as of the last business day of the second quarter of the fiscal year, (2) we have been subject to the requirements of Sections 13(a) or 15(d) of the Exchange Act for a period of at least 12 calendar months and (3) we are not eligible to use the requirements for smaller reporting companies in our annual and quarterly reports.

Further, prior to January 1, 2016, we were a foreign private issuer and therefore were not required to comply with the rules and regulations under the Exchange Act related to the furnishing and content of proxy statements, including the requirement applicable to emerging growth companies to disclose the compensation of our named executive officers on an individual, rather than an aggregate, basis.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MEETING	2
DATE THESE PROXY MATERIALS ARE FIRST BEING MADE AVAILABLE	6
PROPOSAL ONE – ELECTION OF CLASS II DIRECTORS	7
CORPORATE GOVERNANCE	11
AUDIT COMMITTEE REPORT	21
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22
DIRECTOR COMPENSATION	24
EXECUTIVE COMPENSATION	26
EQUITY COMPENSATION PLAN INFORMATION	36
PROPOSAL TWO – APPROVAL OF AN AMENDMENT TO OUR COMPENSATION POLICY INVOLVING DETERMINATION OF THE ANNUAL BONUS TO BE PAID TO OUR CHIEF EXECUTIVE OFFICER	37
PROPOSAL THREE – APPROVAL OF A GRANT OF EQUITY AWARDS TO LARRY JASINSKI, OUR CHIEF EXECUTIVE OFFICER	39
PROPOSAL FOUR – APPOVAL OF THE BASE ANNUAL COMPENSATION TO BE PAID TO OUR CHIEF EXECUTIVE OFFICER FOR 2016	41
PROPOSAL FIVE – AUTHORIZE THE COMPANY TO MAKE CONTRIBUTIONS TO ANY TAX-QUALIFIED, DEFINED-CONTRIBUTION PENSION PLAN ON BEHALF OF THE CEO	42
PROPOSAL SIX – REAPPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	44
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	47
REVIEW OF THE COMPANY’S FINANCIAL STATEMENTS FOR 2015	48
PROPOSALS OF SHAREHOLDERS	48
OTHER BUSINESS	48
ADDITIONAL INFORMATION	49

REWALK ROBOTICS LTD.
3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel
Tel: (+972-4) 959-0123

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is being furnished to the holders of our ordinary shares, par value NIS 0.01 each, in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2016 Annual Meeting of Shareholders (the “Meeting”) to be held on Tuesday, May 24, 2016, at 4:00 p.m. (Israel time) and at any adjournment or postponement thereof, pursuant to the accompanying Notice of Extraordinary General Meeting of Shareholders.

The agenda of the Meeting will be as follows:

1.
To reelect the directors named in this Proxy Statement, each as a Class II director of the Board, to serve until the 2019 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israeli Companies Law, 5759-1999 (the “Israeli Companies Law”).

2.	To approve an amendment to the Company’s Compensation Policy involving determination of the annual bonus to be paid to the Company’s Chief Executive Officer (the “CEO”).

3.	To approve a grant of equity awards to Larry Jasinski, the Company’s CEO.

4.	To approve the base annual compensation to be paid to the Company’s CEO for the year ending December 31, 2016.

5.	To authorize the Company to make contributions to any tax-qualified, defined-contribution pension plan on behalf of the CEO.

6.
To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

7.	To report on the business of the Company for the year ended December 31, 2015 and review the 2015 financial statements.

8.	To act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Currently, we are not aware of any other matters that will come before the Meeting. If any other matters properly come before the Meeting, the persons designated as proxies intend to vote in accordance with their judgment on such matters.

QUESTIONS AND ANSWERS ABOUT THE MEETING

GENERAL

Q:           When and where is the Annual General Meeting of Shareholders being held?

A:	The Meeting will be held on Tuesday, May 24, 2016, at 4:00 p.m. (Israel time), at the law offices of Goldfarb Seligman & Co., Ampa Tower, 98 Yigal Alon Street, 36th floor, Tel Aviv, Israel.

Q:           Who can attend the Meeting?

A:
Any shareholder may attend. Please note that space limitations make it necessary to limit attendance to shareholders and one guest. Admission will be on a first-come, first-served basis.  Current proof of ownership of ReWalk’s shares as of the Record Date (as defined below), as well as a form of personal photo identification, must be presented in order to be admitted to the Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a current brokerage statement or other form of proof reflecting ownership as of the Record Date (as defined below) with you to the Meeting. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Meeting.

Q:           Who is entitled to vote?

A:
Only holders of record of ordinary shares at the close of business on April 14, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each ordinary share owned as of the Record Date. Ordinary shares held in our treasury, which are not considered outstanding, will not be voted.

Joint holders of shares should note that, pursuant to our Articles of Association, the vote of the senior of joint holders of any share who votes such share, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of such share, with seniority determined by the order in which the names of the joint holders appear in our Register of Shareholders. For the appointment of a proxy to vote shares held by joint holders to be valid, the signature of the senior of the joint holders must appear on the proxy card.

HOW TO VOTE YOUR SHARES

Q:           How do I vote?

A:
You may vote by mail. You can do this by completing your proxy card or voting instruction card and returning it in the enclosed, prepaid and addressed envelope. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board.

You may vote in person. Ballots will be passed out at the Meeting to anyone who wants to vote at the Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. If your shares are held directly in your name, you may vote in person at the Meeting. However, if your shares are held in “street name” (that is, though a bank, broker or other nominee), you must first obtain a signed proxy from the record holder (that is, your bank, broker or other nominee) and vote.

“Street name” holders may also vote by phone or through an Internet website. If you hold your shares in “street name” (e.g., through a broker, bank or other nominee), then you received this Proxy Statement from the nominee, along with the nominee’s proxy card, which includes voting instructions (including voting by phone or through an Internet website) and instructions on how to change your vote and the voting process will be based on your instructions to the bank, broker or other nominee on how to vote the ordinary shares.  Because a beneficial owner is not a shareholder of record, you may not vote those shares directly at the Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares directly, giving you the right to vote the shares at the Meeting.

Q:	What is the difference between holding shares as a shareholder of record and holding shares in “street name”? Will my shares be voted if I do not provide my proxy?

A:
Many ReWalk shareholders hold their shares through a bank, broker or other nominee rather than directly in their own name. As explained in this Proxy Statement, there are some distinctions between shares held of record and shares owned in “street name.”

Shareholders of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC of New York, New York, you are considered, with respect to those shares, the shareholder of record. In such case, these proxy materials are being sent directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to ReWalk or to vote in person at the Meeting. If you hold your shares directly in your own name and do not provide a proxy, your shares will not be voted.

Beneficial Owners

If your shares are held through a bank, broker or other nominee, they are considered to be held in “street name” and you are the beneficial owner. If your shares are held in street name, these proxy materials are being forwarded to you by your bank, broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct the bank, broker or nominee how to vote your shares for the Meeting. You also may attend the Meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the Meeting, unless you first obtain a signed proxy from the record holder (your bank, broker or other nominee) giving you the right to vote the shares. Your bank, broker or nominee has enclosed a voting instruction card for you to use in directing the bank, broker or nominee regarding how to vote your shares.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares without your instructions only on routine matters, which at our upcoming Meeting will only be the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2016 (Proposal Six). Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters. In that circumstance, the shares held by you will be included in determining the presence of a quorum at the Meeting, but are not considered “present” for purposes of voting on the proposals.  It is important for a shareholder that holds ordinary shares through a bank, broker or other nominee to instruct its bank, broker or other nominee regarding how to vote its shares if the shareholder wants its shares to count towards the vote tally for a given proposal.

Q:           Does ReWalk recommend I vote in advance of the Meeting?

A:	Yes. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Meeting.

Q:           If I vote by proxy, can I change my vote or revoke my proxy?

A:	Yes. You may change your proxy instructions at any time prior to the vote at the Meeting. If you are a shareholder of record, you may do this by:

•	filing a written notice of revocation with our CFO, delivered to our address above;

•	delivering a timely later-dated proxy card or voting instruction form; or

•	attending the Meeting and voting in person (attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).

If you hold shares through a bank, broker or other nominee, you may revoke any prior voting instructions~~.~~ by contacting that firm or by voting in person via “legal proxy” at the Meeting.

Q:           How are my votes cast when I submit a proxy vote?

A:
When you submit a proxy vote, you appoint Jeff Dykan, Larry Jasinski, Kevin Hershberger and Ami Kraft, or  any of them, as your representative(s) at the Meeting. Your shares will be voted at the Meeting as you have instructed.

Upon the receipt of a properly submitted proxy card, which is received by 4:00 p.m. (Israel time), on Monday, May 23, 2016, which is 24 hours prior to the Meeting, and not revoked prior to the Meeting, or which is presented to the chairperson at the Meeting, the persons named as proxies will vote the ordinary shares represented thereby at the Meeting in accordance with the Board’s recommendations as indicated in the instructions outlined on the proxy card.

Q:           What does it mean if I receive more than one proxy card?

A:	It means that you have multiple accounts at the transfer agent or with brokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

ABOUT THE VOTING PROCEDURES AT THE MEETING

Q:           What constitutes a quorum?

A:
In order for us to conduct business at the Meeting, two or more shareholders must be present, in person or by proxy, representing at least 33-1/3% of the ordinary shares outstanding as of the Record Date. This is referred to as  a quorum.

Ordinary shares represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. As discussed further above, a “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner attends the Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Abstentions and broker non-votes will be counted as present in determining if a quorum is present.

Q:           What happens if a quorum is not present?

A:
If a quorum is not present, the Meeting will be adjourned to the same day at the same time the following week, or to such day and at such time and place as the Chairman of the meeting may determine with the consent of the holders of a majority of the shares present in person or by proxy and voting on the question of adjournment.

Q:           How will votes be counted?

A:	Each outstanding ordinary share is entitled to one vote. Our Articles of Association do not provide for cumulative voting.

Each of the proposed resolutions requires the affirmative vote of a simple majority of our ordinary shares voted in person or by proxy at the Meeting on the proposal. In addition, under Israeli law, each of the proposed resolutions under Proposals Two, Three, Four and Five requires either a separate majority that excludes the votes of certain shareholders (for example, in certain cases controlling shareholders and shareholders who have a personal benefit or other interest in the approval of the resolution), or that the total number of shares voted against the proposal by shareholders (other than the shareholders who are excluded in the calculation of the separate majority) does not exceed 2% of our outstanding voting power. The approval requirements for each proposed resolution are specified under the relevant proposal; the term “controlling shareholder” is defined under Proposals Two, Three, Four and Five, and the term “personal benefit or other interest” is defined under Proposal Two.

Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the matter for any proposal.  Broker non-votes will not be counted as present and are not entitled to vote on Proposals One, Two, Three, Four and Five. Because brokers have discretionary authority to vote on Proposal Six, broker non-votes will be counted as present and are entitled to vote on Proposal Six.

Q:           How will my shares be voted if I do not provide instructions on the proxy card?

A:
If you are the record holder of your shares and do not specify on your proxy card how you want to vote your shares, your shares will be voted in favor of the proposals in accordance with the recommendation of the Board:

1.a. “FOR” the reelection of Mr. Larry Jasinski as a Class II director of the Board, to serve until the 2019 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israeli Companies Law.

1.b. “FOR” the reelection of Ms. Deborah DiSanzo as a Class II director of the Board, to serve until the 2019 annual meeting of shareholders and until her successor has been duly elected and qualified, or until her office is vacated in accordance with the Company’s Articles of Association or the Israeli Companies Law.

2. “FOR” the approval of an amendment to the Company’s Compensation Policy involving determination of the annual bonus to be paid to the Company’s CEO.

3. “FOR” the approval of a grant of equity awards to Larry Jasinski, the Company’s CEO.

4. “FOR” the approval of the base annual compensation to be paid to our CEO for the year ending December 31, 2016.

5. “FOR” the authorization of Company to make contributions to any tax-qualified, defined-contribution plan on behalf of the CEO.

6. “FOR” the approval of the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as ReWalk’s independent registered public accounting firm for the year ending December 31, 2016 and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

The named proxies will act in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting and any postponement(s) or adjournment(s) thereof.

HOW TO FIND VOTING RESULTS

Q:           Where do I find the voting results of the Meeting?

A:
We plan to announce preliminary voting results at the Meeting.  The final voting results will be reported following the Meeting on the “Investors” portion on our website at www.rewalk.com and in a Current Report on Form 8-K that will be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Meeting.

SOLICITATION OF PROXIES

Q:           Who will bear the costs of solicitation of proxies for the Meeting?

A:
ReWalk will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and employees of ReWalk may solicit proxies from shareholders by telephone, in person or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of ordinary shares held of record by them, and such custodians will be reimbursed by ReWalk for their reasonable out-of-pocket expenses. ReWalk may also retain an independent contractor to assist in the solicitation of proxies. If retained for such services, the costs will be paid by us.

POSITION STATEMENTS

Q:           Can a shareholder express an opinion on a proposal prior to the Meeting?

A:
In accordance with the Israeli Companies Law and regulations promulgated thereunder, any ReWalk shareholder may submit a position statement on its behalf, expressing its position on an agenda item for the Meeting, to ReWalk Robotics Ltd., 3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel, Attention: Chief Financial Officer, or by facsimile to +972-4-9590125, no later than April 21, 2016. Position statements must be in English and otherwise must comply with applicable law.  We will make publicly available any valid position statement that we receive.

DATE THESE PROXY MATERIALS ARE FIRST BEING MADE AVAILABLE

We are first making available this Proxy Statement and accompanying materials to shareholders on or about April 7, 2016.This Proxy Statement and our 2015 Annual Report are also available at http://ir.rewalk.com/. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

MATTERS SUBMITTED TO SHAREHOLDERS

PROPOSAL ONE

ELECTION OF CLASS II DIRECTORS

Our Board currently consists of nine directors. Our Articles of Association provide that our Board may consist of not less than five and not more than thirteen directors.

Under our Articles of Association, our directors (other than our external directors) are divided into three classes. Class I currently consists of three directors, Class II currently consists of two directors and Class III currently consists of two directors. At each annual meeting of our shareholders, directors are elected or reelected for a term of office that expires at the third annual meeting following such election or reelection, such that, each year, the term of office of one class of directors expires. Each director serves throughout the term of his or her class, except in the event of his or her earlier death, resignation, removal or termination otherwise.

The term of each of our Class II directors, Mr. Larry Jasinski and Ms. Deborah DiSanzo, expires at the Meeting. Our Class III directors, Mr. Wayne B. Weisman and Mr. Arik Dan, will hold office until the annual meeting of our shareholders in 2017. Our Class I directors, Mr. Jeff Dykan, Mr. Yasushi Ichiki and Mr. Peter Wehrly, will hold office until the annual meeting of our shareholders in 2018. In addition, following the Meeting, we will have two external directors, Mr. Glenn Muir and Dr. John William Poduska, who serve on the Board for fixed three-year periods in accordance with the Israeli Companies Law, except in the event of their earlier death, resignation, removal or termination otherwise.

Except as indicated herein, there are no arrangements or understandings between any director or nominee for directorship and any other person pursuant to which such director or nominee was selected as director or nominee.

Upon recommendation of our nominating and corporate governance committee, our Board has nominated Mr. Larry Jasinski and Ms. Deborah DiSanzo as Class II directors to serve until the 2019 annual general meeting of shareholders. Each nominee has consented to being named in this Proxy Statement and to serve if elected and has advised the Company that he or she has the qualifications and time required for the performance of his or her duties as a director, and that there are no legal restrictions preventing him or her from assuming such office.

Director Nominees

Nominees for Election to the Board as Class II Directors to Serve Until the 2019 Annual General Meeting of Shareholders

 Larry Jasinski, 58, has served as our Chief Executive Officer and as a member of our board since February 2012. From 2005 until 2012, Mr. Jasinski served as the President and Chief Executive Officer of Soteira, Inc., a company engaged in development and commercialization of products used to treat individuals with vertebral compression fractures, which was acquired by Globus Medical in 2012. From 2001 to 2005, Mr. Jasinski was President and Chief Executive Officer of Cortek, Inc., a company that developed next-generation treatments for degenerative disc disease, which was acquired by Alphatec in 2005. From 1985 until 2001, Mr. Jasinski served in multiple sales, research and development, and general management roles at Boston Scientific Corporation. Mr. Jasinski has served on the board of directors of Massachusetts Bay Lines since 2015 and of LeMaitre Vascular, Inc. since 2003. Mr. Jasinski holds a B.Sc. in marketing from Providence College and an MBA from the University of Bridgeport.  We believe that Mr. Jasinski’s successful leadership and executive experience, along with his extensive knowledge of the medical devices industry and research and development, provide him the qualifications and skills to act as a member of our Board.

Deborah DiSanzo, 56, has served on our Board since September 2015. Since September 2015, Ms. DiSanzo has been the General Manager of IBM Watson Healthcare. From 2012 to 2014 Ms. DiSanzo was Chief Executive Officer of Philips Healthcare, a medical imaging, patient monitoring systems and resuscitation products manufacturer controlled by Koninklijke Philips N.V. (NYSE:PHG). Previously at Philips Healthcare, she was CEO of Patient Care and Clinical Informatics (PCCI), CEO of Healthcare Informatics and Patient Monitoring and General Manager of Patient Monitoring. Ms. DiSanzo joined Philips in 2001 when Philips acquired Agilent’s Healthcare Solutions Group. She holds a B.S. from Merrimack College and an M.B.A. from Babson College. We believe that Ms. DiSanzo’s expertise in the healthcare sphere and her understanding of the needs of consumers of healthcare products and services provide her the qualifications and skills to serve as a member of our Board.

If elected at the Meeting, each nominee will serve until the 2019 annual meeting of our shareholders and until his or her respective successor has been duly elected and qualified, or until his or her office is vacated in accordance with our Articles of Association or the Israeli Companies Law.

Proposed Resolutions

You are requested to adopt the following resolutions:

“1.a.           RESOLVED, that Mr. Larry Jasinski be reelected as a Class II director, to serve until the 2019 annual meeting of shareholders and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israeli Companies Law, 5759-1999”; and

“1.b.           RESOLVED, that Ms. Deborah DiSanzo be reelected as a Class II director, to serve until the 2019 annual meeting of shareholders and until her successor has been elected and qualified, or until her office is vacated in accordance with the Company’s Articles of Association or the Israeli Companies Law, 5759-1999”.

Vote Required

The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy, entitled to vote and voting thereon, is required to adopt the foregoing resolutions. Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the foregoing resolutions, and broker non-votes will not be counted as present and are not entitled to vote.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF EACH OF THE FOREGOING RESOLUTIONS.

Continuing Directors

Class III Directors Continuing in Office Whose Terms Expire at the 2017 Annual General Meeting of Shareholders

Set forth below is a list of our directors continuing in office until the 2017 annual general meeting of shareholders, together with certain biographical information, including their ages as of the date of this Proxy Statement.

Wayne B. Weisman, 60, has served on our Board since 2009. He was appointed by our shareholder SCP Vitalife Partners II L.P. Since 2007, Mr. Weisman has been a director of SCP Vitalife GP, the corporate general partner of the common general partner of SCP Vitalife Partners II L.P. and its affiliate SCP Vitalife Partners (Israel) II L.P. He has also served as a managing member of SCP Vitalife Management Company, LLC, which by contract provides certain management services to the common general partner of SCP Vitalife. Mr. Weisman is Chairman of Recro Pharma, Inc. (NASDAQ: REPH), a revenue-generating specialty pharmaceutical company developing multiple non-opiod therapeutics for the treatment of serious acute pain. He also serves on the board of a number of private companies, including DIR Technologies and Echo360 Inc. Mr. Weisman previously served on the board of EndoSpan Ltd. from 2009 to 2015, Ivenix, Inc. from 2011 to 2015 and Pocared Diagnostics Ltd.  from 2007 to 2015. He is the chairman of the boards of trustees of Young Scholars School and Young Scholars Kenderton. He is also an advisory board member of the Philadelphia-Israel Chamber of Commerce and Mid-Atlantic Diamond Ventures, the venture forum of Temple University. Mr. Weisman holds a B.A. from the University of Pennsylvania and a J.D. from the University of Michigan Law School. We believe that Mr. Weisman’s leadership as a director of various pharmaceutical and healthcare companies and his extensive experience serving as a director on other boards provide him the qualifications and skills to serve as a member of our Board.

Aryeh (Arik) Dan, 57, has served on our Board since 2013. He was appointed by our shareholder Yaskawa Electric Corporation, a manufacturer of motion controllers, switches, industrial robots and other automation products. He has served as the President and Chief Executive Officer of Yaskawa Europe Technology since 2005. Mr. Dan holds a B.Sc. in aeronautical engineering from the Technion—Israel Institute of Technology and completed studies in the M.B.A. research program at Keio University, Japan. We believe that Mr. Dan’s leadership experience and his expertise in robotics technology and research and development provide him with the qualifications and skills to serve as a member of our Board.

Class I Directors Continuing in Office Whose Terms Expire at the 2018 Annual General Meeting of Shareholders

Set forth below is a list of our directors continuing in office until the 2018 annual general meeting of shareholders, together with certain biographical information, including their ages as of the date of this Proxy Statement:

Jeff Dykan, 57, has served on our Board since 2006 and has been the Chairman of our Board since 2009. He was appointed by our shareholder SCP Vitalife. Mr. Dykan has been a director of SCP Vitalife GP, the corporate general partner of the common general partner of each of SCP Vitalife Partners II L.P. and its successor fund~~,~~ SCP Vitalife Partners (Israel) II L.P., since 2002 and 2007, respectively. Prior to joining Vitalife, from 2001 to 2002, Mr. Dykan was the Chairman and Chief Executive Officer of BitBand Inc., formerly a provider of content management and delivery systems, specializing in video on demand for IPTV. Mr. Dykan is a member of the American Institute of CPAs and holds a B.Sc. in accounting and management and an M.B.A. in computer applications, both from New York University. We believe that Mr. Dykan’s extensive knowledge of corporate finance, securities and investments and his years of acting in management roles provide him the qualifications and skills to serve as a member of our Board.

Yasushi Ichiki, 48, has served on our Board since 2014. He was appointed by our shareholder Yaskawa Electric Corporation. Mr. Ichiki has been the Manager of the Corporate Planning Group, Corporate Planning Division, of Yaskawa Electric Corporation since May 2014. Previously, from February 2010 to April 2014, he served as the General Manager of Corporate Planning, Robotics Division of Yaskawa Europe GmbH. Mr. Ichiki holds a B.A. from Yamaguchi University, Japan. We believe that Mr. Ichiki’s management experience and his expertise in the development and marketing of robotics and power electronics technology provide him the qualifications and skills to serve as a member of our Board.

Peter Wehrly, 57, has served on our Board since April 5, 2016. Mr. Wehrly previously served in multiple senior roles at Covidien plc, including Group President of Developed Markets and Group President of Respiratory & Monitoring Solutions and Vascular Therapies from 2009 until 2015, during which Covidien was a public company listed on the New York Stock Exchange. Prior to joining Covidien, Mr. Wehrly served as President and Chief Executive Officer at Medingo Ltd., an Israel-based company, from 2008 to 2009.  From 2000 to 2008 he held senior executive-level roles at Medtronic Spinal and Biologics in Memphis, Tennessee, where he oversaw the global market expansion of Medtronic’s core spinal fusion therapies, minimal access technologies, motion-sparing devices and biologic technologies. Prior to that, Mr. Wehrly spent 17 years at DePuy, a division of Johnson & Johnson, and most recently served as DePuy’s Sports Medicine Division President from 1997 to 2000. Throughout his career at various companies, Mr. Wehrly headed regional strategies to gain regulatory approval and reimbursement for new technologies in Europe, Japan, Australia, New Zealand, the United States and Canada. In addition, since 2012 Mr. Wehrly has been a director of Non Linear Technologies Ltd.  Mr. Wehrly holds a Bachelor of Science in Management from Ball State University in Muncie, Indiana and has been a member of a number of community boards. We believe that Mr. Wehrly’s leadership as an executive officer of various healthcare companies and his extensive experience in gaining regulatory approvals and reimbursement for new technologies provide him the qualifications and skills to serve as a member of our Board.

External Directors Continuing in Office Whose Terms Expire in 2017

Set forth below is a list of our external directors, together with certain biographical information, including their ages as of the date of this Proxy Statement. Our external directors were appointed in accordance with the Israeli Companies Law and will continuing to serve through the completion of their fixed three-year terms.

Glenn Muir, 57, has served on our Board since 2014 as an external director under the Israeli Companies Law. Until May 2014, Mr. Muir served as Executive Vice President, Finance and Administration of Hologic, Inc. (NASDAQ: HOLX) since September 2000 and as Chief Financial Officer since 1992. Hologic is a manufacturer and supplier of premium diagnostics products, medical imaging systems and surgical products with an emphasis on serving the healthcare needs of women. Prior to that, Mr. Muir served as the Controller of Hologic from the time he joined in October 1988 through 1992, including during its initial public offering in 1990. Since 2015 Mr. Muir has been a director and member of the audit and compensation committees of Repligen Corporation (NASDAQ:RGEN), and has been a director and chairman of the audit committee of each of RainDance Technologies, Inc. since 2014 and G1 Therapeutics, Inc. since 2015. Additionally, Mr. Muir served as a director of Hologic from 2001 through 2013. Mr. Muir holds a B.B.A. with a major in accounting from the University of Massachusetts in Amherst, an M.B.A. from the Harvard Graduate School of Business Administration and an M. Sc. in taxation from Bentley College Graduate School of Business. Mr. Muir is also a certified public accountant. We believe that Mr. Muir’s extensive background in medical products manufacturing and his long-standing experience in executive and director roles in various public companies provide him the qualifications and skills to serve as a member of our Board.

Dr. John William Poduska, 78, has served on our Board since 2014 as an external director under the Israeli Companies Law. Dr. Poduska currently serves as a director of EXA Corporation (NASDAQ: EXA), a developer and provider of simulation software systems, where he serves as chairman of the compensation committee and a member of the nominating and governance committee. He also serves as a director on the boards of a number of privately-held companies. Dr. Poduska also served as a director of Novell, Inc. until 2011 and of Anadarko Petroleum Corporation and Safeguard Scientifics, Inc. until 2009. Dr. Poduska was the Chairman of Advanced Visual Systems Inc., a provider of visualization software, from January 1992 to December 2001. From December 1989 until December 1991, Dr. Poduska was President and Chief Executive Officer of Stardent Computer Inc., a computer manufacturer. From December 1985 until December 1989, Dr. Poduska served as Chairman and Chief Executive Officer of Stellar Computer Inc., a computer manufacturer he founded which is the predecessor of Stardent Computer Inc. Prior to founding Stellar Computer, Inc., Dr. Poduska founded Apollo Computer Inc. and Prime Computer, Inc. Dr. Poduska holds a Sc.D. from MIT and an Honorary Doctorate of Humane Letters from Lowell University. We believe that Dr. Poduska’s varied director experience, both in private and public companies, his expertise in computer engineering and his familiarity with developing companies equip him with the qualifications and skills to serve as a member of our Board.

CORPORATE GOVERNANCE

Director Independence

Our Board has determined that all of our directors, other than Larry Jasinski, our Chief Executive Officer, and Aryeh (Arik) Dan and Yasushi Ichiki, the Yaskawa appointees, are independent. As described below, under the Israeli Companies Law we are required to have at least two “external directors.” The definition of independent director under the NASDAQ rules and external director under the Israeli Companies Law overlap to some extent, so that we would generally expect the two directors serving as external directors to satisfy the requirements to be independent under the NASDAQ rules. Furthermore, our Board also determined that each of our audit committee, compensation committee, and nominating and governance committee of the Board is comprised of independent directors under the applicable NASDAQ listing standards and rules and regulations of the SEC.  In making its determinations regarding independence, the Board carefully reviewed the categorical tests enumerated in the NASDAQ independence definition and the standards imposed by Israeli law, as well as the individual circumstances of each director with regard to each director’s business and personal activities as they may relate to the Company and our management.

Israeli Companies Law Requirements

The definition of external director includes a set of statutory criteria that must be satisfied, including criteria whose aim is to ensure that there be no factor which would impair the ability of the external director to exercise independent judgment. The definition of independent director specifies similar, although less stringent, requirements in addition to the requirement that the board consider any factor which would impair the ability of the independent director to exercise independent judgment. In addition, both external directors and independent directors serve for a period of three years; external directors serve pursuant to the requirements of the Israeli Companies Law and independent directors serve pursuant to the staggered board provisions of our Articles of Association. However, external directors must be elected by a Special Majority of shareholders (as defined elsewhere in this Proxy Statement) while independent directors may be elected by an ordinary majority.

Under the Israeli Companies Law, we are required to have at least two external directors. External directors must meet stringent standards of independence from us, from our management and from any controlling shareholder (defined for this purpose as any shareholder who holds 50% or more of our outstanding shares, or who has the right to appoint the majority of our directors or our general manager). In addition, no person may serve as an external director if that person’s position or professional or other activities create, or may create, a conflict of interest with that person’s responsibilities as a director or otherwise interfere with that person’s ability to serve as an external director or if the person is an employee of the Israel Securities Authority or of an Israeli stock exchange. These independence standards are applicable beginning two years before the external director’s election and continuing for two years after the external director’s term of service. In addition to election by the normal majority vote, external directors must generally be elected by a majority vote of the shares held by shareholders other than controlling shareholders. Glenn Muir and Dr. John William Poduska serve as our external directors.

Nasdaq Listing Requirements

The NASDAQ deﬁnition of independent director includes a series of objective tests. Speciﬁcally, a director is deemed independent under the NASDAQ rules if such director is not an executive ofﬁcer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Generally, the following persons are not considered independent:

•	a director who is, or at any time during the past three years was, employed by the company; and

•
a director who accepted or who has a family member who accepted any compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than compensation for board or board committee service, compensation paid to a family member who is an employee (other than an executive ofﬁcer) of the company, or beneﬁts under a tax-qualiﬁed retirement plan, or non-discretionary compensation.

Audit Committee

We have a separately designated standing audit committee. Our audit committee consists of Mr. Peter Wehrly, along with our two external directors, Mr. Glenn Muir and Dr. John William Poduska. Mr. Glenn Muir serves as the chair of the audit committee. The audit committee holds a minimum of four meetings per year, and will meet more frequently as circumstances require. The audit committee met five times during the year ended December 31, 2015.

Israeli Companies Law Requirements

Under the Israeli Companies Law, we are required to appoint an audit committee. The audit committee must be comprised of at least three directors, including all of the external directors (one of whom must serve as chair of the committee). The audit committee may not include the chairman of the board; a controlling shareholder of the company or a relative of a controlling shareholder; a director employed by or providing services on a regular basis to the company, to a controlling shareholder or to an entity controlled by a controlling shareholder; or a director who derives most of his or her income from a controlling shareholder.

In addition, under the Israeli Companies Law, a majority of the members of the audit committee of a publicly-traded company must be unaffiliated directors. In general, an “unaffiliated director” under the Israeli Companies Law is defined as either (i) an external director, or (ii) an individual who has not served as a director of the company for a period exceeding nine consecutive years and who meets the qualifications for being appointed as an external director, except that he or she need not meet the requirement for accounting and financial expertise or professional qualifications.

Nasdaq Listing and SEC Requirements

Under the NASDAQ corporate governance rules, we are required to maintain an audit committee consisting of at least three independent directors, each of whom is financially literate and one of whom has accounting or related financial management expertise. Additionally, we must state whether any members of our audit committee qualifies as an “audit committee financial expert” under Item 407(d) of Regulation S-K as promulgated by the SEC.

All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the NASDAQ corporate governance rules. Our board of directors has determined that Glenn Muir is an audit committee financial expert as defined by the SEC rules and has the requisite financial experience as defined by the NASDAQ corporate governance rules.

Each of the members of our audit committee is “independent” as such term is defined under the NASDAQ corporate governance rules and under Rule 10A-3(b)(1) promulgated under the Exchange Act, which is different from the general test for independence of board members and members of other committees.

Audit Committee Role

Our Board has adopted an audit committee charter that sets forth the responsibilities of the audit committee consistent with the rules of the SEC and the NASDAQ corporate governance rules, as well as the requirements for such committee under the Israeli Companies Law, including the following:

•
overseeing our independent registered public accounting firm and recommending the engagement, compensation or termination of engagement of our independent registered public accounting firm to the board of directors in accordance with Israeli law;

•	reviewing regularly the senior members of the independent auditor’s team, including the lead audit partner and reviewing partner;
•	pre-approving the terms of audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm for pre-approval by our Board;
•	recommending the engagement or termination of the person filling the office of our internal auditor;
•
reviewing periodically with management, the internal audit and the independent registered public accounting firm the adequacy and effectiveness of the Company’s internal control over financial reporting; and

•	reviewing with management and the independent registered public accounting firm the annual and quarterly financial statements of the Company prior to filing with the SEC.

The charter of the audit committee is available at http://ir.rewalk.com/. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

Our audit committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control over financial reporting and legal compliance by pre-approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal control over financial reporting. Our audit committee also oversees the audit efforts of our independent accountants and takes those actions that it deems necessary to satisfy itself that the accountants are independent of management.

Under the Israeli Companies Law, our audit committee is responsible for:

•	determining whether there are deficiencies in the business management practices of our company and making recommendations to the board of directors to improve such practices;
•
determining whether to approve certain related party transactions, and classifying transactions in which a controlling shareholder has a personal benefit or other interest as significant or insignificant (which affects the required approvals) (see “—Approval of Related Party Transactions under Israeli Law”);

•
examining our internal controls and internal auditor’s performance, including whether the internal auditor has sufficient resources and tools to dispose of its responsibilities, and in certain cases approving the annual work plan of our internal auditor;

•
examining the scope of our auditor’s work and compensation and submitting a recommendation with respect thereto to our board of directors or shareholders, depending on which of them is considering the appointment of our auditor; and

•	establishing procedures for the handling of employees’ complaints as to the deficiencies in the management of our business and the protection to be provided to such employees.

Our audit committee may not approve any actions requiring its approval, unless at the time of the approval a majority of the committee’s members are present, including at least one external director. See “—Approval of Related Party Transactions under Israeli Law.”

Compensation Committee

We have a separately designated standing compensation committee. Our compensation committee consists of Dr. John William Poduska, Mr. Glenn Muir and Mr. Aryeh (Arik) Dan. Dr. John William Poduska serves as the chair of the compensation committee. The compensation committee meets as circumstances require, and held five meetings in 2015. Under its charter, the compensation committee may ask members of management to attend meetings and provide pertinent information as needed. However, any person forbidden to serve as a member of the committee under the Israeli Companies Law may not attend committee meetings unless to present on a particular topic as determined by the committee. The CEO may not be present during voting or deliberation on his compensation.

 Israeli Companies Law Requirements

Under the Israeli Companies Law, the board of directors of a public company must appoint a compensation committee. The compensation committee must be comprised of at least three directors, including all of the external directors, one of whom must be the chair of the compensation committee. The external directors must constitute a majority of the members of the compensation committee; however, so long as our securities are traded on the Nasdaq Global Market, we do not have a controlling shareholder, the compensation committee meets other Israeli Companies Law composition requirements and our composition committees meets the requirements of U.S. law and the NASDAQ, we will generally not have to meet this majority requirement. The compensation committee may not include the chairman of the board; a controlling shareholder of the company or a relative of a controlling shareholder; a director employed by or providing services on a regular basis to the company, to a controlling shareholder or to an entity controlled by a controlling shareholder; or a director who derives most of his or her income from a controlling shareholder.

The duties of the compensation committee include the recommendation to the company’s board of directors of a policy regarding the terms of engagement of directors and of specified members of senior management, which we refer to as a compensation policy. That compensation policy must be adopted by the company’s board of directors, after considering the recommendations of the compensation committee, and must then be approved by the company’s shareholders, which approval requires a Special Approval for Compensation (as defined below under “—Approval of Related Party Transactions under Israeli Law—Fiduciary Duties of Directors and Executive Officers”). Our board of directors adopted a compensation policy, which our shareholders subsequently approved at the extraordinary general meeting of our shareholders held on December 15, 2014. Our shareholders approved amendments to our compensation policy at the annual general meeting of our shareholders held on December 3, 2015 (as amended, the “Compensation Policy”).

The compensation policy must serve as the basis for decisions concerning the financial terms of employment or engagement of office holders, including compensation, benefits, exculpation, insurance and indemnification. The compensation policy must take into account certain factors, including advancement of the company’s objectives, the company’s business plan and its long-term strategy, and creation of appropriate incentives. It must also consider, among other things, the company’s risk management, size and the nature of its operations. The compensation policy must include certain principles, such as: a link between variable compensation and long-term performance and measurable criteria; the relationship between variable and fixed compensation; and the minimum holding or vesting period for variable, equity-based compensation. We believe that our Compensation Policy satisfies these requirements.

The compensation committee is responsible for (a) recommending the compensation policy to our board of directors for its approval (and subsequent approval by our shareholders) and (b) duties related to the Compensation Policy and to the compensation of our directors and senior management, including:

•	reviewing and making recommendations regarding our Compensation Policy at least every three years;
•	recommending to the board of directors periodic updates to the Compensation Policy;
•	assessing implementation of the Compensation Policy;
•	approving compensation terms of executive officers, directors and employees affiliated with controlling shareholders; and
•	exempting certain compensation arrangements from the requirement to obtain shareholder approval under the Israeli Companies Law.

Nasdaq Listing Requirements

Under the NASDAQ corporate governance rules, we are required to maintain a compensation committee consisting of at least two independent directors. Each of the members of the compensation committee is required to be independent under the NASDAQ rules relating to compensation committee members, which are different from the general test for independence of board and members of other committees. In assessing independence, the Board considered all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member and determined that each of the members of our compensation committee satisfies those requirements.

 Compensation Committee Role

Our Board has adopted a compensation committee charter setting forth the responsibilities of the committee, which include:

•	reviewing and approving the granting of options and other incentive awards under the Company’s equity compensation plans to the extent such authority is delegated by our board of directors;
•
recommending the Company’s compensation policy and reviewing that policy from time to time both with respect to the CEO and other office holders and generally, including to assess the need for periodic updates;

•	reviewing and approving corporate goals relevant to the compensation of the CEO and other officers and evaluating the performance of the CEO and other officers; and
•	reviewing, evaluating and making recommendations regarding the compensation and benefits for our non-employee directors.

The charter of the compensation committee is available at http://ir.rewalk.com/. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

Subject to applicable law, the committee may delegate its authority to subcommittees established from time to time by the committee. Such subcommittees shall consist of one or more members of the committee or the board and shall report to the committee.  The compensation committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the committee.

Compensation Consultant

The compensation committee has authority to retain compensation consulting firms to assist it in the evaluation of executive officer and employee compensation and benefit programs. The compensation committee has retained Radford Surveys and Consulting (“Radford”) as its independent compensation advisor. Radford provides an objective perspective as to the reasonableness of our executive compensation programs and practices and their effectiveness in supporting our business and compensation objectives. During 2015, Radford regularly participated in compensation committee meetings and advised the compensation committee with respect to compensation trends and best practices, competitive pay levels, and individual pay decisions with respect to our executive officers.

While Radford regularly consults with management in performing work requested by the compensation committee, it did not perform any separate additional services for management. The compensation committee has assessed the independence of Radford pursuant to applicable SEC rules and concluded that no conflict of interests exists that would prevent Radford from independently representing the compensation committee.

Nominating and Governance Committee

Our nominating and governance committee consists of Mr. Jeff Dykan and Mr. Glenn Muir. Mr. Jeff Dykan serves as the chair of the nominating and governance committee. The nominating and governance committee meets as circumstances require, and held one meeting by unanimous written consent in 2015. Our Board has adopted a nominating and governance committee charter that sets forth the responsibilities of the nominating and governance committee, which include:

•	overseeing and assisting our board in reviewing and recommending nominees for election as directors;
•	reviewing and evaluating recommendations regarding management succession;
•	assessing the performance of the members of our board; and
•	establishing and maintaining effective corporate governance policies and practices, including, but not limited to, developing and recommending to our Board a code of conduct.

The nominating and governance committee considers proposals from a number of sources, including recommendations for nominees from shareholders submitted upon written notice to the chairman of the nominating and governance committee, c/o ReWalk Robotics Ltd., 3 Hatnufa Street, Floor 6, Yokneam Ilit, Israel 2069203. When considering a person to be recommended for nomination as a director, the nomination and governance committee evaluates, among other factors, experience, accomplishments, education, skills, personal and professional integrity, diversity of the Board and the candidate’s ability to devote the necessary time for service as a director (including directorships and other positions held at other corporations and organizations.

The nominating and corporate governance committee has no specific policy on director diversity. However, the Board reviews diversity of viewpoints, background, experience, accomplishments, education and skills when evaluating nominees. The Board believes that such diversity is important because it provides varied perspectives and promotes active and constructive discussion among Board members and between the Board and management, resulting in more effective oversight of management’s formulation and implementation of strategic initiatives. The Board believes this diversity is demonstrated in the range of experiences, qualifications and skills of the current members of the Board. Additionally, we comply with the Israeli law requirement that, if at the time of election of an external director all of the members of the board of directors (excluding controlling shareholders or relatives of controlling shareholders) are of the same gender, the external director to be elected must be of the other gender. In the Board’s executive sessions and in annual performance evaluations conducted by the Board and its committees, the Board from time to time considers whether the Board’s composition promotes a constructive and collegial environment. In determining whether an incumbent director should stand for reelection, the nominating and corporate governance committee considers the above factors, as well as that director’s personal and professional integrity, attendance, preparedness, participation and candor and other relevant factors as determined by the Board.

The charter of the nominating and governance committee is available at http://ir.rewalk.com/. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries.  In addition, during the last fiscal year, no executive officer of the Company served as a member of the board of directors or the compensation committee of another entity that has one or more executive officers serving on the Company’s compensation committee or the Board.

Shareholder Communications with the Board

The Board recommends that shareholders initiate any communications with the Board in writing and send them care of our Chief Financial Officer at the following address: 3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel. This centralized process will assist the Board in reviewing and responding to shareholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. Our Chief Financial Officer will forward such correspondence only to the intended recipients, however prior to forwarding any correspondence our Chief Financial Officer will review such correspondence and, in his or her discretion, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

Any employee may make conﬁdential, anonymous submissions of concerns regarding questionable accounting or auditing matters and may communicate directly with the chairman of the audit committee by letter to the above address, marked for the attention of the chairman. Any written communication received from any interested party, including employees, regarding accounting, internal accounting controls or auditing matters are processed in accordance with procedures adopted by the audit committee.

Approval of Related Party Transactions Under Israeli Law

Disclosure of Personal Benefits or Other Interests of an Office Holder and Approval of Certain Transactions

The Israeli Companies Law requires that an office holder promptly disclose to the board of directors any personal benefit or other interest that he or she may have, and all related material information or documents, concerning any existing or proposed transaction with the company. A personal benefit or other interest includes the individual’s own benefit or other interest and, in some cases, a personal benefit or other interest of such person’s relative or an entity in which such individual, or his or her relative, is a 5% or greater shareholder, director or general manager, or in which he or she has the right to appoint at least one director or the general manager, but does not include a personal benefit or other interest stemming only from ownership of our shares.

If an office holder has a personal benefit or other interest in a transaction, approval by the board of directors is required for the transaction. Once an office holder has disclosed his or her personal benefit or other interest in a transaction, the board of directors may approve an action by the office holder that would otherwise be deemed a breach of duty of loyalty. A company may not, however, approve a transaction or action unless it is in the best interests of the company, or if the office holder is not acting in good faith.

Special approval is required for an extraordinary transaction, which under the Israeli Companies Law is defined as any of the following:

•	a transaction other than in the ordinary course of business;
•	a transaction that is not on market terms; or
•	a transaction that may have a material impact on a company’s profitability, assets or liabilities.

An extraordinary transaction in which an office holder has a personal benefit or other interest requires approval first by the company’s audit committee and subsequently by the board of directors. The compensation of, or an undertaking to indemnify or insure, an office holder who is not a director requires approval first by the company’s compensation committee, then by the company’s board of directors and, if such compensation arrangement or an undertaking to indemnify or insure is inconsistent with the company’s compensation policy or if the office holder is the Chief Executive Officer (apart from a number of specific exceptions), then such arrangement is subject to shareholder approval by a simple majority, which must also include at least a majority of the shares voted by all shareholders who are neither controlling shareholders nor have a personal benefit or other interest in such compensation arrangement (alternatively, in addition to a simple majority, the total number of shares voted against the compensation arrangement by non-controlling shareholders and shareholders who do not have a personal benefit or other interest in the arrangement may not exceed 2% of our outstanding shares). We refer to this as the Special Approval for Compensation. Arrangements regarding the compensation, indemnification or insurance of a director require the approval of our compensation committee, board of directors and shareholders by a simple majority, in that order, and under certain circumstances, a Special Approval for Compensation.

Generally, a person who has a personal benefit or other interest in a matter that is considered at a meeting of the board of directors or the audit committee may not be present at such a meeting or vote on that matter unless the chairman of the board of directors or the audit committee (as applicable) determines that he or she should be present in order to present the transaction that is subject to approval. If a majority of the members of the board of directors or the audit committee (as applicable) have a personal benefit or other interest in the approval of a transaction, then all directors may participate in discussions of the board of directors or the audit committee (as applicable) on such transaction and in the voting, but shareholder approval is also required for such transaction.

Disclosure of Personal Benefits or Other Interests of Controlling Shareholders and Approval of Certain Transactions

Pursuant to the Israeli Companies Law, the disclosure requirements regarding personal benefits or other interests that apply to directors and executive officers also apply to a controlling shareholder of a public company. In this context, a controlling shareholder includes a shareholder who holds 25% or more of our outstanding shares if no other shareholder holds more than 50% of our outstanding shares. For this purpose, the holdings of all shareholders who have a personal benefit or other interest in the same transaction will be aggregated. The approval of the audit committee, the board of directors and the shareholders of the company, in that order, is required for (a) extraordinary transactions with a controlling shareholder or in which a controlling shareholder has a personal benefit or other interest, (b) our engagement with a controlling shareholder or his or her relative, directly or indirectly, for the provision of services to us, (c) the terms of engagement and compensation of a controlling shareholder or his or her relative who is not an office holder or (d) our employment of a controlling shareholder or his or her relative, other than as an office holder. In addition to shareholder approval by a simple majority, the transaction must be approved by a simple majority, which must also include at least a majority of the shares voted by all shareholders who do not have a personal benefit or other interest in the transaction (alternatively, in addition to a simple majority, the total number of shares voted against the transaction by shareholders who do not have a personal benefit or other interest in it may not exceed 2% of our outstanding shares), which we refer to as a Special Majority.

To the extent that any such transaction with a controlling shareholder is for a period extending beyond three years, approval is required once every three years, unless, with respect to certain transactions, the audit committee determines that the duration of the transaction is reasonable under the circumstances.

Arrangements regarding the compensation, indemnification or insurance of a controlling shareholder in his or her capacity as an office holder require the approval of the compensation committee, board of directors and shareholders, in that order, by a Special Majority, and the terms must be consistent with our Compensation Policy.

Pursuant to regulations promulgated under the Israeli Companies Law, certain transactions with a controlling shareholder or his or her relative, or with directors, that would otherwise require approval of our shareholders may be exempt from shareholder approval upon certain determinations of our audit committee and board of directors. Under these regulations, we must publish these determinations, and a shareholder holding at least 1% of our outstanding shares may, within 14 days of after publication, demand shareholder approval despite such determinations.

Board Leadership Structure

The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and remains free to make this determination from time to time in a manner that the Board deems most appropriate for our Company. Currently, we have separated the positions of CEO and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for the day-to-day leadership and performance of the Company, while the Chairman of the Board (in collaboration with other members of the Board) sets the strategic direction of the Company, provides guidance to the management, sets the agenda for the Board meetings (in collaboration with the other members of the Board) and presides over meetings of the Board.  We believe that separating these positions allows the Chairman of the Board to lead the board in its fundamental role of providing direction and guidance to management, while allowing our CEO to focus on our day-to-day operations. In addition, we believe that the current separation provides a more effective monitoring and objective evaluation of the performance of the CEO. The Board believes it is important that the Company retain organizational flexibility to determine whether the roles of CEO and Chairman of the Board should be separated or combined.

Risk Management

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. The Board regularly receives reports from members of senior management on areas of material risk to the Company, including operational, financial, regulatory and legal. The audit committee oversees management of financial risks (including liquidity and credit), approves all transactions with related persons and is primarily responsible for oversight of the Company’s financial reporting process and internal control over financial reporting. The compensation committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The nominating and governance committee oversees the Company’s corporate governance programs, including the administration of the Code of Business Conduct and Ethics. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Meetings Attended by Directors

During the fiscal year ended December 31, 2015, the Board held a total of nine meetings, and except for Yasuchi Ichiki and Deborah DiSanzo, each of our incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by the committees of the Board on which he or she served during the period in which he or she served. Mr. Ichiki was unable to attend six out of the nine meetings held by the Board in 2015 due to work conflicts, and Ms. DiSanzo, who joined the Board effective September 16, 2015, was unable to attend two out of the three meetings held by the Board during the time she served in 2015 due to medical reasons. The Board regularly holds executive sessions in which only its independent directors meet, without management present.

 Although we do not maintain a formal policy regarding director attendance at the annual general meeting of shareholders, in 2015 two of our directors, Jeff Dykan and Larry Jasinski, attended the annual general meeting of shareholders.

Code of Conduct and Ethics

We adopted a Code of Business Conduct and Ethics applicable to all of our directors and employees, including our Chief Executive Officer, Chief Financial Officer, controller or principal accounting officer, or other persons performing similar functions, which fulfils applicable guidelines issued by the SEC. The full text of the Code of Business Conduct and Ethics is posted at http://ir.rewalk.com/. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein. We will also provide a hard copy of our Code of Business Conduct and Ethics free of charge upon written request to ReWalk Robotics, Ltd., 3 Hatnufa Street, Floor 6, Yokneam Ilit, 2026903, Israel. If we make any amendment to the Code of Business Conduct and Ethics or grant any waivers, including any implicit waiver, from a provision of the code, we will disclose the nature of such amendment or waiver on our website within four business days to the extent required by the rules and regulations of the SEC. We granted no waiver under our Code of Business Conduct and Ethics in 2015.

AUDIT COMMITTEE REPORT

On behalf of the Board of Directors of ReWalk Robotics Ltd. (the “Company”), the audit committee oversees the operation of the Company’s system of internal controls in respect of the integrity of its financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of its independent registered public accounting firm. Management has the primary responsibility for the Company’s financial statements and financial reporting process, and the Company’s independent registered public accounting firm is responsible for auditing those financial statements.

Consistent with its oversight responsibility, the audit committee has reviewed and discussed with management and its independent registered public accounting firm the audited consolidated financial statements of the Company for the year ended December 31, 2015, and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015.

The audit committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) rules, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter regarding their independence required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. The audit committee also discussed with the independent registered public accounting firm their independence from the Company and its management, and considered whether the non-audit services provided by the independent registered public accounting firm to the Company are compatible with maintaining the firm’s independence.

The audit committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The audit committee met with the independent registered public accounting firm to discuss the results of its examinations and the overall quality of the Company’s financial reporting.

Based on the audit committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the audit committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2015, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the Securities and Exchange Commission. The audit committee has selected Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and has asked the shareholders to ratify the selection.

The Audit Committee Glenn Muir (Chair) Dr. John William Poduska

The foregoing report of the audit committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed to be filed with the SEC under the Securities Act or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 1, 2016, there were 12,370,261 ordinary shares outstanding, excluding ordinary shares issuable in connection with the exercise of outstanding warrants or outstanding options or upon the vesting of restricted stock units (“RSUs”). The voting rights of all shareholders are the same. Each ordinary share is entitled to one vote upon each matter to be presented at the Meeting.

The following table sets forth certain information as of April 1, 2016, concerning the number of ordinary shares beneficially owned, directly or indirectly, by:

●           each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding ordinary shares;
●           each of our directors and director nominees;
●           each of our Named Executive Officers (as defined under “Summary Compensation Table” below); and
●           all of our directors and executive officers serving as of April 1, 2016, as a group.

Beneficial ownership is determined in accordance with the rules of the SEC based on voting and investment power with respect to such shares. Shares subject to options or warrants that are currently exercisable or exercisable within 60 days of April 1, 2016, and shares subject to RSUs that will vest within 60 days of April 1, 2016, are deemed to be outstanding and to be beneficially owned by the person holding such options, RSUs or warrants for the purpose of computing the percentage ownership of such person. However, such shares are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person. All information with respect to the beneficial ownership of any principal shareholder has been furnished by such shareholder or is based on our filings with the SEC and, unless otherwise indicated below, we believe that persons named in the table have sole voting and sole investment power with respect to all the ordinary shares shown as beneficially owned, subject to community property laws, where applicable. The ordinary shares beneficially owned by our directors and officers may include shares owned by their respective family members, as to which such directors and officers disclaim beneficial ownership. Unless otherwise noted below, each shareholder’s address is c/o ReWalk Robotics Ltd., 3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel.

Name	Number of Shares	Percentage of Shares
Principal Shareholders:
Entities affiliated with SCP Vitalife Partners(1)	1,791,962	14.5%
Yaskawa Electric Corporation(2)	1,561,968	12.6%
Israel Healthcare Ventures 2 L.P.(3)	1,146,828	9.2%
Named Executive Officers and Directors:
Larry Jasinski(4)	359,117	2.8%
Kevin Hershberger(5)	24,209	*
John Hamilton(6)	30,907	*
Jeff Dykan(1) (7)	1,794,819	14.5%
Deborah DiSanzo(8)	2,439	*
Wayne B. Weisman(1)(7)	1,794,819	14.5%
Aryeh (Arik) Dan(7)	2,857	*
Yasushi Ichiki(7)	2,857	*
Glenn Muir(9)	8,085	*
Dr. John William Poduska(9)	8,085	*
Peter Wehrly	-	-
All directors and executive officers as a group (13 persons)(10)	2,282,138	17.7%

*	Ownership of less than 1%.
(1)
Based on filings made with the SEC, consists of 1,214,076 ordinary shares and warrants to purchase 22,374 ordinary shares beneficially owned by SCP Vitalife Partners II, L.P. (“SCP Vitalife Partners II”), a limited partnership organized in the Cayman Islands, 405,498 ordinary shares and warrants to purchase 7,488 ordinary shares beneficially owned by SCP Vitalife Partners (Israel) II, L.P. (“SCP Vitalife Partners Israel II”), a limited partnership organized in Israel, 62,006 ordinary shares beneficially owned by Vitalife Partners (Overseas) L.P. (“Vitalife Partners Overseas”), 20,506 ordinary shares beneficially owned by Vitalife Partners (Israel) L.P. (“Vitalife Partners Israel”), 20,733 ordinary shares beneficially owned by Vitalife Partners (D.C.M) L.P. (“Vitalife Partners DCM”) and 39,281 ordinary shares currently held by the Office of the Chief Scientist of the State of Israel (“OCS”), that Vitalife Partners Overseas, Vitalife Partners Israel and Vitalife Partners DCM have the right to acquire from OCS. SCP Vitalife II Associates, L.P. (“SCP Vitalife Associates”), a limited partnership organized in the Cayman Islands, is the general partner of the SCP Vitalife Partners II and SCP Vitalife Partners Israel II, and SCP Vitalife II GP, Ltd. (“SCP Vitalife GP”), organized in the Cayman Islands, is the general partner of SCP Vitalife Associates. As such, SCP Vitalife GP may be deemed to beneficially own the 1,649,436 ordinary shares beneficially owned by SCP Vitalife Partners II and SCP Vitalife Israel Partners II. Winston J. Churchill, Jeff Dykan, Abraham Ludomirski, and Wayne B. Weisman are the directors of SCP Vitalife GP and, as such, share voting and dispositive power over the shares held by the foregoing entities. As such, they may be deemed to beneficially own 1,791,962 ordinary shares, consisting of the 1,649,436 ordinary shares beneficially owned by SCP Vitalife GP, as well as the ordinary shares beneficially owned by each of Vitalife Partners Overseas, Vitalife Partners Israel and Vitalife Partners DCM and held by OCS. The principal business address of SCP Vitalife Partners II, SCP Vitalife Associates, SCP Vitalife GP, and Messrs. Churchill and Weisman is c/o SCP Vitalife Partners II, L.P., 7 Great Valley Parkway, Suite 190, Malvern, Pennsylvania 19355. The principal business address of SCP Vitalife Partners Israel II, Vitalife Partners Israel, Vitalife Partners Overseas, Vitalife Partners DCM, Mr. Dykan and Dr. Ludomirski is c/o SCP Vitalife Partners (Israel) II, L.P., 32B Habarzel Street, Ramat Hachayal, Tel Aviv 69710, Israel.

(2)
Based on filings made with the SEC, consists of 1,561,968 ordinary shares beneficially owned by Yaskawa Electric Corporation. Yaskawa Electric Corporation is a widely-held Japanese corporation the securities of which are listed on the Tokyo Stock Exchange. Its address is 2-1 Kurosakishiroishi, Yahatanishi-ku, Kitakyushu 806-0004, Japan.

(3)
Based on filings made with the SEC, consists of 1,023,096 ordinary shares and warrants to purchase 123,732 ordinary shares beneficially owned by Israel Healthcare Ventures 2 L.P. (“IHCV”), a limited partnership incorporated under the laws of Island of Guernsey. IHCV2 General Partner Limited, a company incorporated under the laws of the Island of Guernsey, is the sole general partner of IHCV, and has voting control and investment power over the 1,146,828 ordinary shares beneficially owned by IHCV, but disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. IHCV2 General Partner Limited has authorized Mr. Gordon Snelling and Mrs. Paddy M. Whitford, both citizens of the United Kingdom, to exercise its voting and dispositive rights and as such each of Mr. Gordon Snelling and Mrs. Whitford may be deemed to beneficially own the 1,146,828 ordinary shares beneficially owned by IHCV. The shareholders’ principal business address is c/o Fort Management Services Limited, Island House, Grande Rue, St. Martins, Island of Guernsey GY4 6RU.

(4)	Consists of 6,365 ordinary shares and options to purchase 352,752 ordinary shares.
(5)	Consists of options to purchase 24,209 ordinary shares.
(6)	Consists of 415 ordinary shares, options to purchase 30,387 ordinary shares and 105 RSUs.
(7)	Consists of 2,509 ordinary shares and options to purchase 348 ordinary shares.
(8)	Consists of options to purchase 2,439 ordinary shares.
(9)	Consists of 2,509 ordinary shares and options to purchase 5,576 ordinary shares.
(10)
Consists of (i) 1,784,328 ordinary shares directly or beneficially owned by the Company’s directors and executive officers; (ii) 467,568 ordinary shares constituting the cumulative aggregate number of options granted to the executive officers and directors that are currently exercisable or exercisable within 60 days of April 1, 2016; (iii) 380 ordinary shares constituting the cumulative aggregate number of RSUs granted to the executive officers and directors that will vest within 60 days of April 1, 2016 and (iv) warrants to purchase 29,862 ordinary shares directly or beneficially owned by the Company’s directors and executive officers.

DIRECTOR COMPENSATION

The following table provides certain information concerning the compensation for services rendered in all capacities by each director serving on our Board during the year ended December 31, 2015, other than Mr. Larry Jasinski, our CEO, who did not receive additional compensation for his services as director and whose compensation is set forth in the Summary Compensation Table found elsewhere in this Proxy Statement. Our executive officers who are members of our Board do not receive additional compensation for their service as Board members.

Name	Fee Earned or Paid in Cash($)		Options Awards($)(1)	All Other Compensation($)	Total ($)
Jeff Dykan	-		16,975	-	16,975
Deborah DiSanzo(2)	9,746	(3)	70,923	-	80,669
Wayne B. Weisman	-		16,975	-	16,975
Aryeh (Arik) Dan	-		16,975	-	16,975
Yasushi Ichiki	-		16,975	-	16,975
Glenn Muir	45,856	(4)	16,975	-	62,831
Dr. John William Poduska	43,594	(5)	16,975	-	60,569
Dr. Hadar Ron(6)	-		-	-	-
Asaf Shinar(7)	-		-	-	-
Dr. Amit Goffer(8)	-		-	191,710	191,710

(1)
Amounts represent the aggregate grant date fair value of an award of options to purchase 4,176 ordinary shares issued to each of the directors and for Ms. DiSanzo an additional grant of options to purchase 12,546 ordinary shares, all computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The valuation assumptions used in determining such amounts are described in Note 2.l to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(2)	Ms. DiSanzo was appointed to the Board effective September 16, 2015.
(3)	Represents $6,237 earned by Ms. DiSanzo as a portion of the annual retainer for serving as a member of the Board of Directors and $3,509 for attending meetings of the Board of Directors.
(4)
Represents $22,059 earned by Mr. Muir as an annual retainer for serving as a member of the Board of Directors, $12,796 for attending meetings of the Board of Directors, $5,557 for serving as the chairman of the audit committee and $5,444 for serving as a member of the compensation committee.

(5)
Represents $22,059 earned by Dr. Poduska as an annual retainer for serving as a member of the Board of Directors, $11,665 for attending meetings of the Board of Directors, $4,426 for serving as a member of the audit committee and $5,444 for serving as a member of the compensation committee.

(6)	Dr. Ron resigned from the Board effective April 30, 2015.
(7)	Mr. Shinar resigned from the Board effective February 23, 2015.
(8)
Dr. Goffer retired from his positions as President and Chief Technology Officer effective November 18, 2015 and did not seek reelection to the Board at the Company’s annual meeting of shareholders held on December 3, 2015. The compensation set forth here for Dr. Goffer is comprised of base salary of $154,657, $36,081 paid by the Company to a pension fund, manager’s insurance fund and education fund on Dr. Goffer’s behalf and other compensation of $972,  all assuming a rate of exchange of NIS 3.886:$1.00 (the average representative exchange rate for the year ended December 31, 2015), all paid to Dr. Goffer solely in exchange for his services as President and Chief Technology Officer. Dr. Goffer did not receive any additional compensation for his services as a director.

The aggregate number of ordinary shares subject to outstanding options and RSU awards for each of our directors as of December 31, 2015 is as follows:

Name	Number of Shares
Jeff Dykan	8,191	(1)
Deborah DiSanzo	16,722
Wayne B. Weisman	8,191	(2)
Aryeh (Arik) Dan	8,191
Yasushi Ichiki	8,191
Glenn Muir	20,737
Dr. John William Poduska	20,737

(1)	See “Security Ownership of Certain Beneficial Owners and Management” above for further information on Mr. Dykan’s holdings in our ordinary shares.
(2)	See “Security Ownership of Certain Beneficial Owners and Management” above for further information on Mr. Weisman’s holdings in our ordinary shares.

Compensation for our independent, non-employee directors’ services is governed by regulations promulgated under the Companies Law (the “Compensation Regulations”). In accordance with the Compensation Regulations, we pay our independent, non-employee directors the maximum annual fee and the maximum per meeting attendance fee set forth in the Compensation Regulations for experts. The amounts payable by a company to external directors under the Compensation Regulations are based on the amount of the company’s shareholders’ equity as of the end of the previous year. Accordingly, we pay our external directors NIS 83,480 (approximately $21,050 based on current exchange rates) per year and NIS 4,390 (approximately $1,130 based on current exchange rates) per meeting attended in person, and 60% of such amount (approximately $678 based on current exchange rates) for attending any meeting by telephone and 50% of such amount (approximately $565 based on current exchange rates) for any action by written consent, as such amounts may be adjusted from time to time pursuant to changes in the Israeli Consumer Price Index, in accordance with applicable law.

Each new independent, non-employee director who is appointed also receives upon his or her appointment options to purchase 12,546 ordinary shares and annual awards of options to purchase 4,176 ordinary shares, all of which vest ratably in quarterly installments over a period of one year. In addition, each director is reimbursed for out-of-pocket expenses in connection with attending meetings of the Board or committees. Directors are also indemnified and insured by us for actions associated with being a director to the extent permitted under Israeli law. For further discussion, see “Certain Relationships and Related Transactions—Agreements with Directors and Officers.” Further, none of our non-employee directors receive any benefits upon termination of their directorship positions. Our non-employee directors are eligible to receive awards under certain of our equity compensation plans described below under “Executive Compensation—Equity Compensation Plans.” Our compensation committee reviews director compensation annually and makes recommendations to the Board with respect to compensation and benefits provided to the members of the Board.

External directors are entitled to remuneration subject to guidelines set forth in the regulations promulgated under the Israeli Companies Law.

EXECUTIVE COMPENSATION

As an emerging growth company, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act. In accordance with the scaled disclosure requirements binding on “smaller reporting companies.”  Further, prior to January 1, 2016, we were a foreign private issuer and therefore were not required to comply with the rules and regulations under the Exchange Act related to the furnishing and content of proxy statements, including the requirement applicable to emerging growth companies to disclose the compensation of our named executive officers on an individual, rather than an aggregate, basis.

Summary Compensation Table

The table below provides certain information concerning the compensation for services rendered to us during the year ended December 31, 2015 by (1) all individuals who served as our Chief Executive Officer during any part of the year ended December 31, 2015 and (2) our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers as of December 31, 2015 (together, our “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(2)		Total ($)
Larry Jasinski, Chief Executive Officer and Director(3)	2015	360,000	107,705	-		539,586	(4)	1,007,291
Kevin Hershberger, Chief Financial Officer	2015	250,000	162,946	-		1,191,988	(5)	1,604,934
John Hamilton, Vice President, Regulatory and Clinical	2015	207,290	26,465	56,934	(6)	122,791	(7)	413,480

(1)	Represents one-time discretionary cash bonuses to each of the named executive officers. In the case of Mr. Hershberger, also includes a one-time sign-on bonus in the amount of $84,000.
(2)
Amounts represent the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 2.l to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

(3)	Mr. Larry Jasinski does not receive any additional compensation for his services as a director.
(4)
Consists of the value of options to purchase 130,000 ordinary shares that were granted to Mr. Jasinski on December 3, 2015, with 25% of the options to vest on the first anniversary of the grant date and 6.25% of the options to vest and become exercisable on a quarterly basis thereafter. The options will also vest as follows: (A) 100% of the then-unvested options shall automatically vest upon the occurrence of an “Exit Event” (as defined below under “Proposal Three - Background”) and the termination of Mr. Jasinski’s  employment within 12 months following such Exit Event, other than a termination for cause (as defined in Mr. Jasinski’s employment agreement with the Company, as described below); or (B) upon a termination of Mr. Jasinski’s employment by the ReWalk Robotics, Inc., our wholly-owned U.S. subsidiary (the “Subsidiary”) without “cause” or by Mr. Jasinski for “Good Reason” (both as defined in Mr. Jasinski’s employment agreement) prior to an Exit Event, any unvested options that would have vested during the six months following the effective date of such termination had Mr. Jasinski remained employed by the Subsidiary during such period will automatically vest.

(5)
Consists of the value of options to purchase 77,469 ordinary shares that were granted to Mr. Hershberger on January 1, 2015, with 25% of the options to vest on the first anniversary of the grant date and 6.25% of the options to vest and become exercisable on a quarterly basis thereafter, and options to purchase 80,000 ordinary shares that were granted to Mr. Hershberger on December 3, 2015, with 25% of the options to vest on the first anniversary of the grant date and 6.25% of the options to vest and become exercisable on a quarterly basis thereafter.

(6)
Consists of the value of 2,715 RSUs that were granted to Mr. Hamilton on January 9, 2015, of which RSUs vest with respect to 25% of the original number of ordinary shares subject thereto on January 9, 2016 and 6.25% of the RSUs to vest on a quarterly basis thereafter.

(7)
Consists of the value of options to purchase 27,440 ordinary shares that were granted to Mr. Hamilton on September 25, 2015, with 25% of the options to vest on the first anniversary of the grant date and 6.25% of the options to vest and become exercisable on a quarterly basis thereafter.

Employment Agreements

Each of Larry Jasinski, our Chief Executive Officer, Kevin Hershberger, our Chief Financial Officer, and John Hamilton, our Vice President, Regulatory and Clinical, has entered into an employment agreement with the Subsidiary. These employment agreements set forth their respective terms of employment, which terms are generally applicable to all of our executives, covering matters such as vacation, health, and other benefits. The following are descriptions of the material terms of our Named Executive Officers’ employment agreements.

Larry Jasinski

On January 17, 2011, we entered into an employment agreement with Mr. Jasinski, pursuant to which he has served as the Chief Executive Officer of the Company since February 12, 2012.  The employment agreement provides for an annual base salary of $325,000, subject to annual review by, and increases in the discretion of, the Company, and an annual performance bonus of up to 35% of annual base salary.  In the event that Mr. Jasinski’s employment is terminated by the Company without cause (as defined in the employment agreement), or if Mr. Jasinski terminates his employment for “Good Reason” (as defined in the employment agreement), he will be entitled to certain severance payments and benefits, including: (i) a lump sum payment equal to 90 days of his base salary, (ii) an annual performance bonus (calculated based on the assumption that to the extent performance objectives were achieved in the six-month period preceding his termination, they will also be achieved in the six months following termination), (iii) reimbursement for any COBRA or other medical, dental and vision premiums for twelve months following his termination and (iv) continued participation for a period of twelve months in any employee and executive benefit programs in effect as of his termination and reimbursement for the premium or other fees associated with continuation in any insurance program available to the Company’s employees as a non-employee or in a comparable program if participation as a non-employee would be barred. The employment agreement further provides that if Mr. Jasinski’s employment is terminated without cause or by Mr. Jasinski for Good Reason, any unvested portion of the options which would have vested during the six months following such termination had Mr. Jasinski remained employed by the Company, will automatically vest.  If Mr. Jasinski terminates his employment without Good Reason, he will be entitled to receive a pro-rated amount of his annual performance bonus as determined in good faith by the Board.  Mr. Jasinski is not entitled to any severance if he is terminated by the Company for cause.

The employment agreement is governed by the laws of the State of Delaware and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for 12 months following termination of employment) and trade secrets and inventions clauses.

Kevin Hershberger

On December 17, 2014, we entered into an employment agreement with Mr. Kevin Hershberger, pursuant to which he has served as the Chief Financial Officer of the Company since January 1, 2015.  The employment agreement was for a one-year term which ended on January 1, 2016 and was automatically renewed for an additional one-year term.  Pursuant to his employment agreement, Mr. Hershberger is entitled to an annual base salary of $250,000, subject to increases as may be determined from time to time by the compensation committee, and an annual performance bonus up to 35% of annual base salary.  Performance that exceeds the agreed upon objectives will allow for payment beyond the 35% target.  In the event that Mr. Hershberger’s employment is terminated by the Company without cause (as defined in the employment agreement) or if he terminates his employment following a reduction of his title or primary responsibilities as Chief Financial Officer or the Company moves the primary office more than 75 miles from its current location, he will be entitled to certain severance payments and benefits, including monthly payments of his annual base salary, the replacement cost of eligible health, welfare and fringe benefits such as reimbursement for any COBRA or other medical, dental and vision premiums, and annual performance bonus, in each case, for a period of twelve months from the date of termination.  If Mr. Hershberger is terminated by the Company without cause within the 12 months following the closing of a change of control event, the severance period will increase from six months to 12 months, and the vesting of his outstanding equity awards will be accelerated.  Mr. Hershberger is not entitled to any severance if he is terminated by the Company for cause.

The employment agreement is governed by the laws of the Commonwealth of Massachusetts and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for 12 months following termination of employment) and trade secrets and inventions clauses.

John Hamilton

On June 18, 2012, we entered into an employment agreement with Mr. John Hamilton, pursuant to which he has served as the Vice President of Regulatory and Reimbursement of the Company since such date.  The employment agreement was for a two-year term and has since been automatically renewed for additional one year terms.  Pursuant to the employment agreement, Mr. Hamilton is entitled to an annual base salary of $170,000, subject to increases as may be determined from time to time by the Board, and an annual performance bonus up to 15% of his annual base salary.  In the event that Mr. Hamilton’s employment is terminated by the Company without cause (as defined in his employment agreement), he will be entitled to certain severance payments and benefits, including monthly payments of his annual base salary, the replacement cost of eligible health, welfare and fringe benefits such as reimbursement for any COBRA or other medical, dental and vision premiums, and annual performance bonus, in each case, for a period of twelve weeks from the date of termination.  Mr. Hamilton is not entitled to any severance if he is terminated by the Company for cause.

The employment agreement is governed by the laws of the Commonwealth of Massachusetts and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for 12 months following termination of employment) and trade secrets and inventions clauses.

Equity Compensation Plans

2014 Equity Incentive Plan

On August 19, 2014, we adopted our 2014 Incentive Compensation Plan, (the “2014 Plan”). The 2014 Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, RSUs, cash-based awards, other stock-based awards and dividend equivalents to our company’s and our affiliates’ respective employees, non-employee directors and consultants. The reserved pool of shares under the 2014 Plan is the sum of (i) 281,106 shares; plus (ii) on January 1 of each calendar year during the term of the 2014 Plan a number of shares equal to the lesser of: (x) 972,000, (y) 4% of the total number of shares outstanding on December 31 of the immediately preceding calendar year, and (z) an amount determined by our Board; plus (iii) the number of shares available for issuance under our 2012 Equity Incentive Plan, our 2012 Israeli Sub Plan and our 2006 Stock Option Plan (collectively, the “Prior Plans”) as of the effective date of the 2014 Plan (in an amount not to exceed 128,106 shares). From and after the effective date of the 2014 Plan, no further grants or awards shall be made under the Prior Plans. Generally, shares that are forfeited, cancelled, terminated or expire unexercised, settled in cash in lieu of issuance of shares shall be available for issuance under new awards. Generally, any shares tendered or withheld to pay the exercise price, purchase price of an award, or any withholding taxes shall be available for issuance under new awards. Shares delivered pursuant to “substitute awards” (awards granted in assumption or substitution of awards granted by a company acquired by us) shall not reduce the shares available for issuance under the 2014 Plan. As of April 1, 2016, awards to purchase 999,349 ordinary shares were outstanding under the 2014 Plan.

The 2014 Plan is administered by our compensation committee which has authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the plan. Awards under the 2014 Plan may be granted until ten years after the date on which the 2014 Plan was approved by our shareholders.

The terms of options granted under the 2014 Plan, including the exercise price, vesting provisions and the duration of an option, shall be determined by the compensation committee and set forth in an award agreement. Except as provided in the applicable award agreement, or in the discretion of the compensation committee, an option may be exercised only to the extent that it is then exercisable and shall terminate immediately upon a termination of service of the grantee.

Stock appreciation rights (“SARs”) are awards entitling a grantee to receive a payment representing the difference between the base price per share of the right and the fair market value of a share on the date of exercise. SARs may be granted in tandem with an option or independent and unrelated to an option. The terms of SARs granted under the 2014 Plan, including the base price per share, vesting provisions and the duration of an SAR, shall be determined by the compensation committee and set forth in an award agreement. Except as provided in the applicable award agreement, or in the discretion of the compensation committee, a SAR may be exercised only to the extent that it is then exercisable and shall terminate immediately upon a termination of service of the grantee. At the discretion of the compensation committee, SARs will be payable in cash, ordinary shares or equivalent value or some combination thereof.

Restricted stock awards are ordinary shares that are awarded to a grantee subject to the satisfaction of the terms and conditions established by the compensation committee in the award agreement. Until such time as the applicable restrictions lapse, restricted shares are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the grantee who holds those shares.

RSUs are awards covering a number of hypothetical units with respect to shares that are granted subject to such vesting and transfer restrictions and conditions of payment as the compensation committee may determine in an award agreement. RSUs are payable in cash, ordinary shares of equivalent value or a combination thereof.

The 2014 Plan provides for the grant of cash-based award and other stock-based awards (which are equity-based or equity related award not otherwise described in the 2014 Plan). The terms of such cash-based awards or other stock-based awards shall be determined by the compensation committee and set forth in an award agreement.

The Committee may grant dividend equivalents based on the dividends declared on shares that are subject to any award. Dividend equivalents may be subject to any limitations and/or restrictions determined by the compensation committee and shall be converted to cash or additional shares by such formula and at such time, and shall be paid at such times, as may be determined by the compensation committee.

In the event of any dividend (excluding any ordinary dividend) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares or similar event (including a change in control) that affects the ordinary shares, the compensation committee shall make any such adjustments in such manner as it may deem equitable, including, but not limited to, any or all of the following: (i) adjusting the number of shares available for grant under the 2014 Plan, (ii) adjusting the terms of outstanding awards, (iii) providing for a substitution or assumption of awards and (iv) cancelling awards in exchange for a payment in cash. In the event of a change of control, each outstanding award shall be treated as the compensation committee determines, including, without limitation, (i) that each award be honored or assumed, or equivalent rights substituted therefor, by the new employer or (ii) that all unvested awards will terminate upon the change in control. Notwithstanding the foregoing, in the event that it is determined that neither (i) or (ii) in the preceding sentence will apply, all awards will become fully vested.

2014 U.S. Sub Plan

The 2014 U.S. Sub Plan applies to grantees that are subject to U.S. federal income tax. The 2014 U.S. Sub Plan provides that options granted to the U.S. grantees will either be incentive stock options pursuant to Section 422 of the Internal Revenue Code or nonstatutory stock options. Options, other than certain incentive stock options described below, must have an exercise price not less than 100% of the fair market value of an underlying share on the date of grant. Incentive stock options that are not exercised within ten years from the grant date expire, provided that incentive stock options granted to a person holding more than 10% of our voting power will expire within five years from the date of the grant and must have an exercise price at least equal to 110% of the fair market value of an underlying share on the date of grant. The number of shares available under the 2014 Plan for grants of incentive stock options shall be the total number of shares available under the 2014 Plan subject to any limitations under the Internal Revenue Code and provided that shares delivered pursuant to “substitute awards” shall reduce the shares available for issuance of incentive stock options under the 2014 Plan. It is the intention that no award shall be deferred compensation subject to Section 409A of the Internal Revenue Code unless and to the extent that the compensation committee specifically determines otherwise. If the compensation committee determines an award will be subject to Section 409A of the Internal Revenue Code such awards shall be intended to comply in all respects with Section 409A of the Code, and the 2014 Plan and the terms and conditions of such awards shall be interpreted and administered accordingly.

2012 Equity Incentive Plan

On March 30, 2012, we adopted our 2012 Equity Incentive Plan, or the 2012 Plan, which was approved by our shareholders on the same date. The 2012 Plan provides for the grant of options, restricted shares, restricted share units, share appreciation rights, performance units, performance shares and other shares or cash awards to our company’s and our affiliates’ respective employees, directors and consultants. As of April 1, 2016, options to purchase 754,764 ordinary shares were outstanding under the 2012 Plan. The 2012 Plan was terminated on August 19, 2014, although option awards outstanding as of that date will continue in full force in accordance with the terms under which they were granted. In the event that any award shall for any reason expire or terminate without having been exercised or paid in full, the shares not acquired shall revert to the 2014 Plan and again become available for issuance.

The 2012 Plan is administered by our Board, unless and until the board delegates administration to a committee, which shall determine the grantees of awards and the terms of the grant, including, exercise prices, vesting schedules, acceleration of vesting and the other matters necessary in the administration of the 2012 Plan. Awards under the 2012 Plan may be granted until ten years after the date on which the 2012 Plan was approved by our shareholders.

Options granted under the 2012 Plan are either incentive share options pursuant to Section 422 of the Internal Revenue Code or nonstatutory share options. Options generally vest as determined by the board or committee. Options, other than certain incentive share options described below, must have an exercise price not less than 100% of the fair market value of an underlying share on the date of grant. Options, other than certain incentive share options described below, that are not exercised within ten years from the grant date expire, unless otherwise determined by our Board or its designated committee, as applicable. Incentive share options granted to a person holding more than 10% of our voting power will expire within five years from the date of the grant and must have an exercise price at least equal to 110% of the fair market value of an underlying share on the date of grant. Unless otherwise provided in an option agreement, in the event of termination of employment or services for reasons of disability or death, the grantee, or in the case of death, his or her legal successor, may generally exercise options that have vested prior to termination within a period of one year from the date of disability or death (or the expiration of the term of the option, if earlier). If a grantee’s employment or service is terminated for any other reason, the grantee may generally exercise his or her vested options within 90 days of the date of termination (or the expiration of the term of the option, if earlier).

Share appreciation rights are awards entitling a grantee to receive a payment representing the difference between the base price per share of the right and the fair market value of a share on the date of exercise subject to any terms or conditions as the board or committee may determine in the award agreement. Share appreciation rights are payable in cash, shares of equivalent value or a combination thereof.

Restricted share awards are ordinary shares that are awarded to a grantee subject to the satisfaction of the terms and conditions established by the board or committee in the award agreement. Until such time as the applicable restrictions lapse, restricted shares are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares.

RSUs are awards covering a number of hypothetical units with respect to shares that are granted subject to such vesting and transfer restrictions and conditions of payment as the board or committee may determine. Restricted share units are payable in cash, shares of equivalent value or a combination thereof.

Performance share awards are awards denominated in shares which may be earned in whole or part upon attainment of performance goals or other vesting criteria as the board or committee may determine.

Performance units are awards covering a number of hypothetical units with respect to shares that may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the board or committee may determine. Performance units are payable in cash, shares of equivalent value or a combination thereof.

Awards under the 2012 Plan may be made subject to performance goals relating to one or more business criteria and may provide for a targeted level or levels of achievement.

In the event that any change is made to the shares without consideration to the company (through merger, consolidation, reorganization, recapitalization, share dividend or similar event), the class and number of shares available for issuance, maximum award limits and any outstanding awards under the 2012 Plan will be appropriately adjusted. In the event of a change in control, either (i) the surviving entity may assume and continue outstanding awards (or substitute similar awards) in all or in part or (ii) if the surviving entity does not assume and continue awards (or substitute similar awards), unvested awards will be forfeited and vested awards shall terminate if not exercised at or prior to the change in control. Notwithstanding the foregoing, in the event of a change in control, the board, in its discretion, may accelerate the vesting of any or all awards, in whole or in part.

2012 Israeli Sub Plan

The 2012 Israeli Sub Plan provides for the grant by us of awards pursuant to Sections 102 and 3(i) of the Israeli Income Tax Ordinance (the “Ordinance”) and the rules and regulations promulgated thereunder. The 2012 Israeli Sub Plan provides for options and share awards to be granted to our or our affiliates’ employees, directors and officers who are not Controlling Shareholders, as defined in the Ordinance, and who are considered Israeli residents, to the extent that such options or awards either are (i) intended to qualify for special tax treatment under the “capital gains track” provisions of Section 102(b)(2) of the Ordinance or (ii) not intended to qualify for such special tax treatment. The 2012 Israeli Sub Plan also provides for the grant of options under Section 3(i) of the Ordinance to our Israeli non-employee service providers and controlling shareholders, who are not eligible for such special tax treatment.

2012 U.S. Sub Plan

The 2012 U.S. Sub Plan applies to grants to participants who are citizens or residents of the United States on the date of grant of an award. Under the 2012 U.S. Sub Plan, the board may require a participant to represent that he or she is acquiring securities for investment purposes and without a view to distribution thereof. Shares will not be issued under the U.S. Sub Plan unless the issuance complies with the requirements of any stock exchange on which the shares are then listed or quoted, any securities or tax laws and all other applicable laws. All shares delivered under the U.S Sub Plan will be subject to such transfer orders and other restrictions as our Board may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the shares are then listed and any applicable laws. Our obligations under the U.S. Sub Plan will be conditioned on the payment by the participant of all applicable withholding taxes.

The U.S. Plan contains provisions relating solely to participants located in California, which generally provide that in the event of termination of employment or services for reasons of disability or death, the participant, or in the case of death, his or her legal successor, may generally exercise options that have vested prior to termination within a period of six months from the date of disability or death (or the expiration of the term of the option, if earlier). If a participant’s employment or service is terminated for any other reason, the grantee may generally exercise his or her vested options within 30 days of the date of termination (or the expiration of the term of the option, if earlier).

2006 Stock Option Plan

In November of 2006, we adopted our 2006 Stock Option Plan, which we refer to as the 2006 Plan.  The 2006 Plan provides for the grant of stock options  to our employees who are considered Israeli residents, members of our board or consultants. As of April 1, 2016, options to purchase 34,377 ordinary shares were outstanding under the 2006 Plan. The 2006 Plan was terminated on August 19, 2014, although option awards outstanding as of that date will continue in full force in accordance with the terms under which they were granted. In the event that any option shall for any reason expire or terminate without having been exercised, the shares not acquired shall revert to the 2014 Plan and again become available for issuance.

The 2006 Plan is administered by our Board, unless the Board delegates administration to a committee, which determines the grantees of options and the types of options to be granted, approves the terms and conditions of options, exercises such powers and performs such acts necessary or expedient to promote the best interests of the company with respect to the 2006 Plan. Our Board may, at any time, amend, alter, suspend or terminate the 2006 Plan, but may not thereby impair the rights of any grantee without his or her consent.

The terms of options granted under the 2006 Plan are determined by the administrator and set forth in an option agreement. Such terms include the type of option, the term of the option, the exercise price and the vesting schedule. Unless otherwise stated in an option agreement, each option expires two years after our initial public offering.

The 2006 Plan provides for treatment of options upon various terminations of employment or other service to the company, including the period for which the vested period of option can be exercised following termination and, in some cases (such as termination due to disability, death or retirement), the exercisability of the portion of the option that would have become vested on the next vesting date.

The number of shares covered by or underlying each outstanding option and the number of shares which have been authorized for issuance under the 2006 Plan shall be appropriately adjusted in the case of any increase or decrease in the number of issued shares resulting from a share split, reverse share split, recapitalization, combination or reclassification of the shares, rights issues or any other increase or decrease in the number of issued shares in each case effected without receipt of consideration by the company. In the event of a merger or acquisition, each outstanding option shall be assumed or an equivalent award substituted by the successor company or a parent or subsidiary of the successor company. In the event that the successor company refuses to assume or substitute outstanding options, such options shall be deemed fully exercisable upon the closing of the transaction. In the event of a voluntary liquidation which is not considered a merger or acquisition under the 2006 Plan, each grantee shall be notified and have the right to exercise the vested options within five days.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards as of December 31, 2015, for each Named Executive Officer:

		Option Awards				Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable(#)	Number of Securities Underlying Unexercised Options Unexercisable(#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(#)	Market Value of Shares or Units of Stock that Have Not Vested(2)($)
Larry Jasinski	5/1/2012 (3)	148,253	17,239	1.32	5/1/2022
	5/10/2012	82,728	-	1.32	5/10/2022
	12/24/2013 (4)	67,577	73,453	1.49	12/24/2023
	12/15/2014 (5)	15,716	47,148	20.77	12/15/2024
	12/3/2015 (6)	-	130,000	7.30	12/3/2025
	12/15/2014 (7)					22,631	327,471
Kevin Hershberger	1/1/2015 (8)	-	77,469	19.62	1/1/2025
	12/3/2015 (9)	-	80,000	7.30	12/3/2025
John Hamilton	6/1/2012 (10)	18,096	2,585	1.32	6/1/2022
	12/24/2013 (11)	6,874	7,472	1.49	12/24/2023
	12/15/2014 (12)	1,414	4,243	20.77	12/15/2024
	9/25/2015 (13)	-	27,440	8.00	9/25/2025
	1/9/2015 (14)					2,715	39,286

(1)	For a better understanding of this table, we have included an additional column showing the grant date of the stock options and the RSUs.
(2)	The amount listed in this column represents the product of the closing market price of the Company’s shares as of December 31, 2015 ($14.47) multiplied by the number of shares subject to the award.
(3)
Options awards vested with respect to 1/4th of the original number of ordinary shares subject thereto on May 1, 2013, and vest thereafter at a rate of 1/48th of the original number of shares on a monthly basis commencing on June 1, 2013 and ending on May 1, 2016.

(4)
Options awards vested with respect to 1/48th of the original number of ordinary shares subject thereto on January 24, 2014, and vest thereafter at a rate of 1/48th of the original number of shares on a monthly basis ending on December 24, 2017.

(5)
Options awards vested with respect to 1/48th of the original number of ordinary shares subject thereto on January 15, 2015 and vest thereafter at a rate of 1/48th of the original number of shares on a monthly basis ending on December 15, 2018.

(6)
Options awards vest with respect to 1/4th of the original number of ordinary shares subject thereto on December 3, 2016 and thereafter at a rate of 1/16th of the original number of shares on a quarterly basis commencing on March 3, 2017 and ending on December 3, 2019.

(7)
RSUs vested with respect to 1/4th of the original number of ordinary shares subject thereto on December 15, 2015 and vest thereafter at a rate of 1/16th of the original number of shares on a quarterly basis commencing on March 15, 2015 and ending on December 15, 2018.

(8)
Options awards vested with respect to 1/4th of the original number of ordinary shares subject thereto on January 1 2016 and thereafter at a rate of 1/16th of the original number of shares on a quarterly basis commencing on April 1, 2016 and ending on January 1, 2019.

(9)
Options awards vest with respect to 1/4th of the original number of ordinary shares subject thereto on December 3, 2016 and thereafter at a rate of 1/16th of the original number of shares on a quarterly basis commencing on March 3, 2017 and ending on December 3, 2019.

(10)
Options awards vested with respect to 1/4th of the original number of ordinary shares subject thereto on June 1, 2013, and vest thereafter at a rate of 1/48th of the original number of shares on a monthly basis commencing on July 1, 2013 and ending on June 1, 2016.

(11)
Options awards vested with respect to 1/48th of the original number of ordinary shares subject thereto on January 24, 2014, and vest thereafter at a rate of 1/48th of the original number of shares on a monthly basis ending on December 1, 2017.

(12)
Options awards vested with respect to 1/4th of the original number of ordinary shares subject thereto on December 15, 2015 and thereafter at a rate of 1/16th of the original number of shares on a quarterly basis commencing on March 15, 2016 and ending on December 15, 2018.

(13)
Options awards vest with respect to 1/4th of the original number of ordinary shares subject thereto on September 25, 2016 and thereafter at a rate of 1/16th of the original number of shares on a quarterly basis commencing on December 25, 2016 and ending on September 25, 2019.

(14)
RSUs vest with respect to 1/4th of the original number of ordinary shares subject thereto on January 9, 2016 and vest thereafter at a rate of 1/16th of the original number of shares on a quarterly basis commencing on April 9, 2016 and ending on January 9, 2019.

Potential Payments Upon Termination or Change in Control

See “Executive Compensation—Employment Agreements.”

We have adopted, pursuant to shareholder approval, our Compensation Policy, which provides for certain benefits to our executive officers upon retirement or termination, whether or not in the event of a change in control. We may memorialize any of these benefits in arrangements we enter into with individual executive officers. Under the Compensation Policy, executive officers may be entitled to advance notice of termination of up to 12 months and to obtain up to 12 months of post-termination health insurance. In addition to receiving severance pay as required or facilitated under the local laws of the relevant jurisdiction, executive officers may have the right to receive up to 12 months of base salary and benefits, taking into account the period of the officer’s service or employment, his or her performance during employment and contribution to the Company’s targets and profits and the circumstances surrounding termination of his or her employment. These benefits  are designed to attract and motivate highly skilled professionals to join our Company and to enable us in to retain key management.

EQUITY COMPENSATION PLAN INFORMATION

 The following table provides certain aggregate information with respect to our ordinary shares that may be issued under our equity compensation plans in effect as of December 31, 2015.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(2)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(3)
Equity compensation plans approved by security holders	1,853,369	6.12	420,469
Equity compensation plans not approved by security holders	—	—	—
Total	1,853,369	6.12	420,469

(1)
Represents shares issuable under our (i) 2014 Plan upon exercise of options outstanding to purchase 880,991 shares and upon the settlement of outstanding RSUs with respect to 88,261 shares, (ii) 2012 Equity Incentive Plan upon exercise of options outstanding to purchase 842,402 shares, and (iii) 2006 Stock Option Plan upon exercise of options outstanding to purchase 41,715 shares.

(2)	The weighted average remaining term for the expiration of stock options is 8.37 years.
(3)
Represents shares available for future issuance under our 2014 Equity Incentive Plan The number of our ordinary shares reserved for issuance under the 2014 Plan is automatically increased each January 1 of each calendar year during the term of the 2014 Plan by a number of shares equal to the lesser of: (x) 972,000, (y) 4% of the total number of shares outstanding on December 31 of the immediately preceding calendar year, and (z) an amount determined by our Board.

PROPOSAL TWO

APPROVAL OF AN AMENDMENT TO OUR COMPENSATION POLICY INVOLVING
DETERMINATION OF THE ANNUAL BONUS TO BE PAID TO OUR CHIEF EXECUTIVE OFFICER

Background

On December 15, 2014, our shareholders approved our Compensation Policy for our directors and officers and at our Annual General Meeting held on December 3, 2015, our shareholders approved amendments thereto to increase the retirement and termination benefits available to certain executive officers from six months to 12 months and reduce the vesting schedules for non-executive directors’ annual equity grants from three years to one year, in accordance with typical market practices. The shareholders also approved an amendment to simplify the criteria expressed in Section 7.1.1 of the Compensation Policy for determination of cash bonuses payable to the Company’s CEO by connecting such bonus amounts to achievement by the Company of certain measurable financial results and business objectives.

Recently, our Compensation Committee and Board approved, subject to shareholder approval, a further amendment to the CEO cash bonus provisions of Section 7.1.1 of the Compensation Policy. This amendment would provide that, effective January 1, 2017, an amount equal to 80% of the annual cash bonus (if any) to be provided to the CEO will be determined based on the factors and the relative weights assigned to each factor therein. Pursuant to Section 7.1.1 as currently in effect, the cash bonus payable to the Company’s CEO is based 25% on revenue, 15% on reimbursement and 10% on cash usage, each as measured against the Company’s budget and work plan for the relevant year, and 20% on product development objectives and 10% on quality objectives, each as determined by the Board on an annual basis. Additionally, under Section  7.1.2 of the Compensation Policy, an amount equal to 20% of the annual cash bonus (if any) to be provided to the CEO may be granted based on the evaluation of the CEO’s overall performance by the compensation committee and the Board.

Below are the specific changes we propose to make to Section 7.1.1 of the Compensation Policy, marked to show the proposed changes (the language proposed to be added is underlined, and the language proposed to be deleted is crossed through):

“7.1.1  The cash bonus will be based on the following measurable financial results and business objectives of ReWalk: revenue, reimbursement and cash usage as compared to ReWalks's budget and work plan for the relevant year (the "Financial Objectives"), and ~~product~~market development and ~~quality~~product development objectives as determined by the Board on an annual basis (the “Business Objectives”), with the following weight assigned to each of these factors: revenue 25%, ~~product~~market development ~~20~~15%, reimbursement 15%, ~~quality~~product development~~10~~15%, cash usage 10%.”

These changes were approved primarily as a result of the development of our business and the analysis performed by our compensation committee together with additional analysis from our independent compensation consultant since our Compensation Policy was amended in December 2015. The compensation committee believes that basing compensation on the achievement of measurable financial and operational objectives that reflect our business growth initiatives will further align our executives’ interests and objectives with those of our shareholders. The proposed amendments to the Compensation Policy result from the ongoing review by our independent executive compensation consultant, compensation committee and Board of factors aimed to increase shareholder value and a need to adjust the weights of these factors with respect to compensation given the Company’s changing business objectives.  This design will help to encourage the creation of sustainable long-term shareholder value. Aside from the proposed changes, our compensation committee and Board did not identify any other necessary amendments to our Compensation Policy.

Proposed Resolution

You are requested to adopt the following resolution:

“2.           RESOLVED, that the Company’s Compensation Policy be amended in the manner set forth in the Proxy Statement.”

Vote Required

Pursuant to the Israeli Companies Law, the adoption of the foregoing resolution requires the affirmative vote of a majority of the  shares represented at the Meeting, in person or by proxy, entitled to vote and voting thereon, and further requires that either (i) a majority of the shares of non-controlling shareholders and shareholders who do not have a personal benefit or other interest in the resolution are voted in favor of the adoption of the foregoing resolution or (ii) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal benefit or other interest in the resolution voted against the adoption of the foregoing resolution does not exceed 2% of our outstanding voting power. Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the foregoing resolution, and broker non-votes will not be counted as present and are not entitled to vote.

Under the Israeli Companies Law:

•
a “controlling shareholder” for purposes of this proposal is any shareholder who has the ability to direct the Company’s actions, including any shareholder holding 50% or more of the voting power of the Company.  To our knowledge, there is no shareholder who is a controlling shareholder; and

•
a “personal benefit or other interest” of a shareholder (i) includes a personal benefit or other interest of any member of the shareholder’s family (or spouses thereof) or a personal benefit or other interest of a company with respect to which the shareholder (or such family member) serves as a director or chief executive officer, owns at least 5% of our shares or has the right to appoint a director or chief executive officer, and (ii) excludes an interest arising solely from the ownership of our shares. The Israeli Companies Law requires that each shareholder voting on this proposal indicate whether or not the shareholder has such a personal benefit or other interest in this proposal, otherwise the shareholder is not eligible to vote on this proposal.

According to the Israeli Companies Law, even if the shareholders do not approve the amendment to the Compensation Policy, the compensation committee and the Board may thereafter approve the proposal, provided that they have determined, based on detailed reasoning and a re-evaluation of the Compensation Policy, that the amendment to the Compensation Policy is in the best interests of the Company.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL THREE

APPROVAL OF A GRANT OF EQUITY AWARDS TO LARRY JASINSKI,
OUR CHIEF EXECUTIVE OFFICER

Background

At the Meeting, you will be asked to approve a one-time grant of options to purchase 100,000 ordinary shares and 20,000 RSUs to Larry Jasinski, our CEO, each pursuant to the 2014 Plan. The options will be exercisable for a period of 10 years from the date of the Meeting, which will be the date of grant, unless terminated earlier pursuant to the 2014 Plan, with 25% of the options to vest on the first anniversary of the grant and 6.25% of the options to vest and become exercisable at the end of each quarter thereafter. The options also vest as follows: (A) 100% of the then-unvested options shall automatically vest upon the occurrence of an “Exit Event” (as defined below) and the termination of Mr. Jasinski’s  employment within 12 months following such Exit Event, other than a termination for cause (as defined in Mr. Jasinski’s employment agreement); or (B) upon a termination of Mr. Jasinski’s employment by the Subsidiary without “cause” or by Mr. Jasinski for “Good Reason” (both as defined in Mr. Jasinski’s employment agreement) prior to an Exit Event, any unvested options that would have vested during the six months following the effective date of such termination had Mr. Jasinski remained employed by the Subsidiary during such period will automatically vest.  “Exit Event” means (i) a sale of all or substantially all of the assets of the Company, (ii) a sale (including an exchange) of all or substantially all of the shares of the Company, (iii) a merger, acquisition, consolidation or amalgamation in which the Company is not the surviving corporation, (iv) a reverse merger in which the Company is the surviving corporation but the shares of the Company outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities and/or cash or otherwise (v) a scheme of arrangement for the purpose of effecting such sale, merger, acquisition, consolidation or amalgamation, (vi) such other transaction that is determined by the Board to be a transaction having a similar effect.

The RSUs will vest with respect to 25% of the original number of ordinary shares subject thereto on the first anniversary of the date of the Meeting, which will be the date of grant, and 6.25% of the RSUs will vest on a quarterly basis thereafter.

By providing a portion of Mr. Jasinski’s compensation in the form of equity, the proposed grant of equity awards is designed to further align Mr. Jasinski’s long-term interests with those of our shareholders and to bring Mr. Jasinski’s compensation in line with market practice, as recommended by the Company’s independent executive compensation consultant and approved by our compensation committee and by our Board. These equity grants will directly link Mr. Jasinski’s performance to delivering value to our shareholders.

Under the Israeli Companies Law, the compensation of our Chief Executive Officer requires the approval of the compensation committee, Board and shareholders, in that order. The compensation committee recommended, and the Board approved, the proposed grant of equity awards to Mr. Jasinski and determined that such compensation is consistent with the Compensation Policy.

Proposed Resolution

You are requested to adopt the following resolution:

“3.           RESOLVED, to approve a one-time grant to Larry Jasinski, our CEO, under the 2014 Plan of options to purchase 100,000 ordinary shares and RSUs to purchase 20,000 ordinary shares, as described in the Proxy Statement.”

Vote Required

Pursuant to the Israeli Companies Law, the adoption of the foregoing resolution requires the affirmative vote of a majority of the shares represented at the Meeting, in person or by proxy, entitled to vote and voting thereon, and further requires that either (i) a majority of the shares of non-controlling shareholders and shareholders who do not have a personal benefit or other interest in the resolution are voted in favor of the adoption of the foregoing resolution or (ii) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal benefit or other interest in the resolution voted against the adoption of the foregoing resolution does not exceed 2% of our outstanding voting power. Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the foregoing resolution, and broker non-votes will not be counted as present and are not entitled to vote.

Under the Israeli Companies Law, a “controlling shareholder” for this purpose is any shareholder who has the ability to direct the Company’s actions, including any shareholder holding 25% or more of the voting rights if no other shareholder owns more than 50% of our voting power.  To our knowledge, there is no shareholder who is a controlling shareholder.  The Israeli Companies Law requires that each shareholder voting on this proposal indicate whether or not the shareholder has a personal benfit or other interest in the proposal, otherwise the shareholder is not eligible to vote on this proposal. For information regarding personal benefits or other interests under the Israeli Companies Law, please see Proposal Two above, under the caption “Vote Required.”

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL FOUR

APPROVAL OF THE BASE ANNUAL COMPENSATION TO BE PAID TO OUR
CHIEF EXECUTIVE OFFICER FOR 2016

Background

At the Meeting, you will be asked to approve the payment of base annual compensation for our CEO for the year ending December 31, 2016 of $370,000, effective retroactive to January 1, 2016. Our CEO’s base annual compensation for the year ending December 31, 2015 was $360,000. The Board of Directors, the compensation committee and our management believe that compensation should help recruit, retain and motivate a highly talented team of executives with the requisite set of skills and experience to successfully lead the Company in creating value for our shareholders.  In line with our philosophy that compensation should be structured in order to attract and motivate the most talented executives, this increase is designed to bring our CEO’s compensation in line with industry practice, as recommended by the Company’s independent executive compensation consultant and approved by our compensation committee and by our Board.

Under the Israeli Companies Law, the compensation of our Chief Executive Officer requires the approval of the compensation committee, Board and shareholders, in that order. The compensation committee recommended, and the Board approved, the proposed base annual compensation for our CEO for the year ending December 31, 2016, effective retroactive to January 1, 2016, and determined that such compensation is consistent with the Compensation Policy.

Proposed Resolution

You are requested to adopt the following resolution:

“4.           RESOLVED, to approve a base annual compensation of $370,000 to be paid to the Company’s Chief Executive Officer for the year ending December 31, 2016.”

Vote Required

Pursuant to the Israeli Companies Law, the adoption of the foregoing resolution requires the affirmative vote of a majority of the  shares represented at the Meeting, in person or by proxy, entitled to vote and voting thereon, and further requires that either (i) a majority of the shares of non-controlling shareholders and shareholders who do not have a personal benefit or other interest in the resolution are voted in favor of the adoption of the foregoing resolution or (ii) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal benefit or other interest in the resolution voted against the adoption of the foregoing resolution does not exceed 2% of our outstanding voting power. Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the foregoing resolution, and broker non-votes will not be counted as present and are not entitled to vote.

Under the Israeli Companies Law, a “controlling shareholder” for this purpose is any shareholder who has the ability to direct the Company’s actions, including any shareholder holding 25% or more of the voting rights if no other shareholder owns more than 50% of our voting power.  To our knowledge, there is no shareholder who is a controlling shareholder.  The Israeli Companies Law requires that each shareholder voting on this proposal indicate whether or not the shareholder has a personal benefit or other interest in the proposal, otherwise the shareholder is not eligible to vote on this proposal. For information regarding personal benefits or other interests under the Israeli Companies Law, please see Proposal Two above, under the caption “Vote Required.”

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL FIVE

AUTHORIZE THE COMPANY TO MAKE CONTRIBUTIONS TO ANY TAX-QUALIFIED,
DEFINED-CONTRIBUTION PENSION PLAN ON BEHALF OF THE CEO

Background

At this time the Company has a tax-qualified, defined contribution plan as defined in Section 401(k) of the United States Internal Revenue Code of 1986, as amended (the “Code”, and such plan, the “401(k) Plan”), pursuant to which our CEO and other employees can contribute a certain portion of their base salary on a monthly basis. Under the current terms of the 401(k) Plan, the Company does not contribute any amounts on behalf of the participants in the 401(k) Plan. In the event that in the future we amend the 401(k) Plan to provide that the Company can contribute certain amounts on behalf of the participants in the 401(k) Plan, we wish to authorize the Company to make contributions to the 401(k) Plan on behalf of our CEO to the same extent as the Company does for other senior executives of the Company. The reason for this proposal is to provide our CEO with an economic incentive for long-term service by offering additional financial security upon retirement, support our efforts to retain our CEO, and bring our compensation structure in line with industry practice and help our executive compensation remain competitive with that offered to other top executive officers in our industry.

Under the Israeli Companies Law, the proposed compensation of our Chief Executive Officer requires the approval of the compensation committee, Board and shareholders, in that order. The compensation committee recommended, and the Board approved, the proposed compensation for our CEO and determined that such proposed compensation is consistent with the Compensation Policy.

Proposed Resolution

You are requested to adopt the following resolution:

“5.           RESOLVED, to approve the participation of the CEO in, and to authorize the Company to make contributions for the CEO to, any tax-qualified, defined-contribution pension plan as defined in Section 401(k) of the Code that the Company may adopt, to the same extent as our other senior executives.”

Vote Required

Pursuant to the Israeli Companies Law, the adoption of the foregoing resolution requires the affirmative vote of a majority of the  shares represented at the Meeting, in person or by proxy, entitled to vote and voting thereon, and further requires that either (i) a majority of the shares of non-controlling shareholders and shareholders who do not have a personal benefit or other interest in the resolution are voted in favor of the adoption of the foregoing resolution or (ii) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal benefit or other interest in the resolution voted against the adoption of the foregoing resolution does not exceed 2% of our outstanding voting power. Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the foregoing resolution, and broker non-votes will not be counted as present and are not entitled to vote.

Under the Israeli Companies Law, a “controlling shareholder” for this purpose is any shareholder who has the ability to direct the Company’s actions, including any shareholder holding 25% or more of the voting rights if no other shareholder owns more than 50% of our voting power.  To our knowledge, there is no shareholder who is a controlling shareholder.  The Israeli Companies Law requires that each shareholder voting on this proposal indicate whether or not the shareholder has a personal benefit or other interest in the proposal, otherwise the shareholder is not eligible to vote on this proposal. For information regarding personal benefits or other interests under the Israeli Companies Law, please see Proposal Two above, under the caption “Vote Required.”

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL SIX

REAPPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, served as our independent registered public accounting firm for the year ended December 31, 2015. At the Meeting, shareholders will be asked to approve the reappointment of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm for the year ending December 31, 2016 and until the next annual meeting of shareholders and to authorize the Board, upon the recommendation of the audit committee, to fix the remuneration of the independent registered public accounting firm in accordance with the volume and nature of its services. Representatives of Kost Forer Gabbay & Kasierer are not expected to be present at the Meeting.

Principal Accounting Fees and Services

The following table sets forth, for each of the years indicated, the fees expensed by the applicable independent registered public accounting firm serving in each such year.

	2014	2015
	($ in thousands)
Audit Fees(1)	$360	$280
Audit-Related Fees(2)	-	-
Tax Fees(3)	$10	$54
All Other Fees(4)	-	-
Total:	$370	$334

(1)
“Audit fees” include fees for services performed by our independent public accounting firm in connection with our annual audit for 2014 and 2015, fees related to the filing of our registration statement on Form F-1, fees related to the filing of our registration statement on Form F-3 and consultation concerning financial accounting and reporting standards.

(2)
“Audit-related fees” relate to assurance and associated services that are traditionally performed by the independent auditor, including accounting consultation and consultation concerning financial accounting, reporting standards and due diligence investigations.

(3)
“Tax fees” include fees for professional services rendered by our independent registered public accounting firm for tax compliance, transfer pricing and tax advice on actual or contemplated transactions.

(4)	“All other fees” include fees for services rendered by our independent registered public accounting firm with respect to government incentives and other matters.

Audit Committee’s Pre-Approval Policies and Procedures

Our audit committee has adopted a pre-approval policy for the engagement of our independent accountant to perform certain audit and non-audit services. Pursuant to this policy, which is designed to assure that such engagements do not impair the independence of our auditors, the audit committee pre-approves annually a catalog of specific audit and non-audit services in the categories of audit service, audit-related service and tax services that may be performed by our independent accountants.

All engagements by us of the auditors for 2014 and 2015 were pre-approved by the audit committee.

Proposed Resolution

You are requested to adopt the following resolution:

“6.           RESOLVED, that the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and until the next annual meeting of shareholders be approved, and that the Board, upon recommendation of the audit committee, be authorized to fix the remuneration of said independent registered public accounting firm in accordance with the volume and nature of their services.”

Vote Required

The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy, entitled to vote and voting thereon, is required to adopt the foregoing resolution. Abstentions will not be treated as either a vote “FOR” or “AGAINST” the matter.  Because brokers have discretionary authority to vote on the foregoing resolution, discretionary votes by brokers will be counted as present and are entitled to vote.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND
DIRECTOR INDEPENDENCE

Director Independence

See “Corporate Governance—Director Independence.”

Certain Relationships and Related Transactions

See “Executive Compensation—Narrative Disclosure to the Summary Compensation Table—Employment Agreements” for a description of employment agreements between us and certain of the Named Executive Officers.

See “Corporate Governance—Approval of Related Party Transactions Under Israeli Law”  for a discussion of our policies and procedures related to conflicts of interest.

We describe below transactions and series of similar transactions which are currently proposed or to which we have been or were a party since the beginning of our last fiscal year, in which (a) the amount involved exceeds or exceeded $120,000 and (b) any of our directors, executive officers, holders of more than 5% of our ordinary shares, or  any affiliates or members of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Series E Preferred Securities Purchase Agreement

On June 26, 2014, we entered into a Securities Purchase Agreement (the “Series E SPA”) with Israel Healthcare Ventures 2 LP Incorporated (“IHCV”), entities affiliated with SCP Vitalife Partners II, L.P. ( “SCP Vitalife”), entities affiliated with Pontifax (Cayman) II L.P. (“Pontifax”), entities affiliated with OurCrowd Investment in Argo L.P. (“OurCrowd”) and other entities that no longer beneficially own more than 5% of our outstanding ordinary shares. The price per share of our Preferred E Shares reflected in the Series E SPA had been set forth in a non-binding term sheet dated June 9, 2014, prior to our receipt of FDA clearance to market ReWalk Personal in the United States. The transaction closed in July 2014. At the time we entered into the Series E SPA, certain parties thereto, including entities affiliated with SCP Vitalife Partners, Israel Healthcare Ventures 2 L.P., entities affiliated with Pontifax and Previz Ventures L.P., owned, and held warrants to purchase, our preferred shares.

Pursuant to the Series E SPA, we issued an aggregate of 75,695 of our Preferred E Shares and warrants to purchase an aggregate of 37,850 Preferred E Shares to Gabriel and the other investors named in the Series E SPA for an aggregate purchase price in cash of $13.0 million. The Preferred E Shares were issued at a price of $171.74 per share. The warrants have an exercise price of $206.09 per share and are exercisable until four years from date of grant, subject to certain adjustments.

Additionally, our pre-IPO Articles of Association provided for antidilution protections to certain pre-IPO holders of our preferred shares based on the initial public offering price. As a result, for no additional consideration, we issued an additional 203,580 ordinary shares to such certain shareholders.

Amended and Restated Shareholders’ Rights Agreement

On July 14, 2014, in connection with our series E financing round completed in June 2014, we entered into an Amended and Restated Shareholders’ Rights Agreement, (the “Shareholders’ Rights Agreement”), with Dr. Amit Goffer, IHCV, entities affiliated with Vitalife, entities affiliated with Pontifax, Yaskawa Electric Corporation (“Yaskawa”), and other entities and shareholders that no longer beneficially own more than 5% of our outstanding ordinary shares or are otherwise no longer related parties. The Shareholders’ Rights Agreement provides the shareholders party to it holding Registrable Securities (as defined below) (the “Significant Shareholders”) with the registration rights described below. For a description of the shareholdings of these shareholders, see “Security Ownership of Certain Beneficial Owners and Management” below.

Form S-1 or Form F-1 Demand Rights. Subject to any lock-up agreements entered into by holders of registration rights, upon the written request of the requisite holders, we are required to file a registration statement on Form S-1 or Form F-1 with respect to the Registrable Securities (as defined below) requested to be included in the registration statement. Following a request to effect such a registration, we are required to give notice of the request to the other Significant Shareholders and offer them an opportunity to include their Registrable Securities in the registration statement. We will not be required to effect more than four registrations (including our initial public offering) on Form S-1 or Form F-1. Of the four potential demand registrations: (i) one may be initiated by the holders of at least 65% (including Yaskawa) of the issued and outstanding ordinary shares that were preferred shares prior to our IPO, (ii) one may be initiated by the holders of at least 65% (including IHCV) of the issued and outstanding ordinary shares that were preferred shares prior to our IPO, (iii) one may be initiated by the holders of at least 65% (including the entities affiliated with SCP Vitalife) of the issued and outstanding ordinary shares that were preferred shares prior to our IPO and (iv) one may be initiated by the holders of at least 50% of the issued and outstanding ordinary shares that were preferred E shares prior to our IPO. “Registrable Securities” means (i) our ordinary shares that were issued upon conversion of our preferred shares, (ii) our ordinary shares held by our founder, (iii) shares issued in respect of shares referred to in (i) and (ii) above and (iv) any shares issued pursuant to a share split, combination thereof or other similar recapitalization with respect to any of the shares described in clauses (i), (ii) or (iii) above.

Form F-3 and Form S-3 Demand Rights. As long as we are eligible under applicable securities laws to file a registration statement on Form S-3, or if we are eligible to file on Form F-3, upon the request of any holder of our ordinary shares that were preferred shares prior to our IPO, we will be required to file a registration statement on Form S-3 or Form F-3, as applicable, in respect of such Registrable Securities. Following a request to effect such a registration, we will be required to give notice of the request to the other Significant Shareholders and offer them an opportunity to include their Registrable Securities in the registration statement. We will not be required to effect an offering pursuant to a registration statement on Form S-3 or Form F-3 more than twice in any 12-month period and are only required to do so if the aggregate proceeds from any such offering are estimated in good faith to be in excess of $1.0 million.

Piggyback Registration Rights. Holders of Registrable Securities have the right to request that we include their Registrable Securities in any registration statement filed by us in the future for the purposes of a public offering by us or any other person other than holders of Registrable Securities, subject to specified exceptions.

Cutback. In the event that the managing underwriter of shares to be distributed pursuant to a demand registration or in connection with a piggyback registration advises holders of Registrable Securities that marketing factors require a limitation on the number of shares that can be included in the offering, Registrable Securities will be included in the registration statement in an agreed order of preference among the holders of registration rights.

Termination. All registration rights described above will terminate on the fifth anniversary of the closing of our initial public offering.

Expenses. We will pay all expenses in carrying out the foregoing registrations other than selling shareholders’ underwriting discounts and commissions and transfer taxes.

Agreements with Yaskawa

On September 24, 2013, we entered into a Strategic Alliance Agreement with Yaskawa Electric Corporation. Pursuant to the Strategic Alliance Agreement, we and Yaskawa will collaborate in the following areas, among others:

•	marketing, distribution and commercialization of our products by Yaskawa, subject to a separate distribution agreement;

•	marketing and distribution of future Yaskawa healthcare equipment products by us in the scope of our sales network; and

•	improvement and quality control of our products by applying Yaskawa’s know-how and expertise in motion control and robotics.

The Strategic Alliance Agreement also provides for the creation of a joint steering committee to meet quarterly to review, among other things, sales targets for our products by Yaskawa, opportunities for us to sell Yaskawa products, possibilities for quality improvements to our products by applying Yaskawa’s expertise and future research and development for our products. In the future, subject to any necessary regulatory clearance, we are entitled to market and sell certain of Yaskawa’s products currently under development, which consist of complementary products to the ReWalk, in the United States and Europe. While the terms of any such arrangement, including with respect to any compensation we may receive, have not yet been agreed, we expect that any such compensation would take the form of a percentage discount off of each product’s list price or another customary arrangement. The term of the agreement is ten years, but it may be terminated by either party after seven years or upon 60 days’ notice in the event of an uncured default under the agreement.

We and Yaskawa also entered into an Exclusive Distribution Agreement which provides that Yaskawa will be our exclusive distributor in Japan, China (including Hong Kong and Macau), Taiwan, South Korea, Singapore and Thailand. In addition, if we desire to sell any exoskeleton products into any regional market in the Asian and Pacific regions (other than Australia, New Zealand or India), Yaskawa will have a right of first refusal to serve as distributor in those markets, subject to an agreement on minimum purchase requirements. In addition, if we offer better pricing to any other distributor than what we offer Yaskawa, Yaskawa will be entitled to that pricing. The initial term of the Exclusive Distribution Agreement is ten years. Either party may terminate the agreement upon 90 days’ written notice after seven years or upon an event of default under the agreement or a bankruptcy event of the other party. Through February 1, 2015, Yaskawa had paid us an aggregate of $0.5 million pursuant to this agreement.

Lastly, we entered into an agreement with Yaskawa obligating us to provide seven days’ notice to Yaskawa in the event that we receive and are considering an acquisition proposal. That agreement terminated upon the closing of our initial public offering.

Agreements with Directors and Officers

Employment Agreements. We have entered into written employment agreements with each of our executive officers. These agreements provide for notice periods of varying duration for termination of the agreement by us or by the relevant executive officer, during which time the executive officer will continue to receive base salary and benefits. We have also entered into customary non-competition, confidentiality of information and ownership of inventions arrangements with our executive officers. However, the enforceability of the noncompetition provisions may be limited under applicable law. For information regarding the terms of our employment agreements with our Named Executive Officers, see “Executive Compensation—Employment Agreements.”

Options. Since our inception we have granted options to purchase our ordinary shares to our officers and certain of our directors. Such option agreements may contain acceleration provisions upon certain merger, acquisition, or change of control transactions. We describe our option plans under “Equity Compensation Plan Information.”

Exculpation, Indemnification and Insurance. Our Articles of Association permit us to exculpate, indemnify and insure certain of our office holders to the fullest extent permitted by the Israeli Companies Law. We have entered into indemnification agreements with our office holders, exculpating them from a breach of their duty of care to us to the fullest extent permitted by law and undertaking to indemnify them to the fullest extent permitted by law, subject to certain exceptions, including with respect to liabilities resulting from our initial public offering to the extent that these liabilities are not covered by insurance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company was a foreign private issuer until December 31, 2015. By virtue of that status, for the fiscal year ended December 31, 2015 our directors, executive officers and persons who own more than 10% of our outstanding ordinary shares (collectively, the “Section 16 insiders”) were not subject to the requirements under Section 16(a) of the Exchange Act to file initial reports of ownership in our ordinary shares and reports of changes in ownership in such ordinary shares with the SEC.  As a result of its recent transition to domestic reporting status, the Section 16 insiders are required to comply with Section 16 beginning with the fiscal year commencing January 1, 2016 and ending December 31, 2016.

REVIEW OF THE COMPANY’S FINANCIAL STATEMENTS FOR 2015

At the Meeting, the Board will provide a management report which will include a discussion of the Company’s consolidated financial statements for the year ended December 31, 2015. This item does not require a vote of the Company’s shareholders.

PROPOSALS OF SHAREHOLDERS

Any shareholder of ReWalk who intends to present a proposal at the Meeting must satisfy the requirements of the Israeli Companies Law. Under the Israeli Companies Law, only shareholders who hold at least 1% of our outstanding voting power are entitled to request that the Board  include a proposal in a shareholders meeting, provided that such proposal is appropriate for consideration by shareholders at such meeting. Such shareholders may present proposals for consideration at the Meeting by submitting their proposals in writing to our Chief Financial Officer at the following address: 3 Hatnufa Street, Floor 6, P.O.B. 161, Yokneam Ilit 20692, Israel, Attention: Chief Financial Officer. For a shareholder proposal to be considered for inclusion in the Meeting, we must receive the written proposal no later than April 21, 2016 and such proposal should be made in the manner set forth in Article 22(c) of our Articles of Association, which is filed as exhibit 10.3 to our Annual Report on Form 10-K for the year ended December 31, 2015, and in accordance with the provisions of the Israeli Companies Law. If our Board determines that a shareholder proposal is appropriate for inclusion in the agenda of the Meeting, we will amend this Proxy Statement and the proxy card, file such amended materials with the SEC and mail such materials to our shareholders of record. In such event, it is also possible that we may be required to postpone the date of the Meeting.

Likewise, under the Israeli Companies Law and our Articles of Association, nominations for directors may be made by any shareholder holding at least 1% of our outstanding voting power, and a shareholder may make such a nomination only if a written notice of a shareholder’s intention to make such nomination has been provided to our Chief Financial Officer at the address set forth above. Any such notice must include certain information, the consent of the proposed director nominee(s) to serve as our director(s) if elected and a declaration signed by the nominee(s) declaring that there is no limitation under the Israeli Companies Law preventing their election and that all of the information that is required to be provided to us in connection with such election under the Israeli Companies Law and under our Articles of Association has been provided.

OTHER BUSINESS

The Board knows of no other matter to come before the Meeting. However, if any matters requiring a vote of the shareholders arise, it is the intention of the persons named in the attached form of proxy to vote such proxy in accordance with their best judgment, including any matters or motions dealing with the conduct of the Meeting.

Your prompt action is required to vote. Therefore, whether or not you expect to attend the Meeting, please complete and sign a form of proxy and return it to us, so that it is received at our offices no later than 4:00 p.m. (Israel time) on May 23, 2016.

ADDITIONAL INFORMATION

Householding of Proxies

As permitted under the federal securities laws, we or brokers holding shares on behalf of our shareholders will send a single set of our proxy materials, including this Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2015,  to multiple shareholders sharing an address who have requested that we mail them such materials. Each such shareholder will continue to receive a separate proxy card or voting instruction card and will retain a separate right to vote on all matters presented at the Meeting. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Once a shareholder receives notice from the shareholder’s broker or from us that communications to the shareholder’s address will be “householded,” householding will continue until the shareholder is notified or until the shareholder provides contrary instructions.  Shareholders whose households have received a single set of our proxy materials but who would like to receive additional copies of the materials may contact our transfer agent, American Stock Transfer & Trust Company, LLC, by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219,  and we will promptly deliver additional copies. Shareholders who do not wish to participate in “householding” and would like to receive their own sets of our proxy statement in future years, or who share an address with another shareholder of the Company and who would like to receive only a single set of our proxy statements should follow the instructions below.

•
Shareholders whose shares are registered in their own name should contact American Stock Transfer & Trust Company by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and inform it of their request; and

•	Shareholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request.

Annual Report on Form 10-K for 2015

Our Annual Report on Form 10-K for the year ended December 31, 2015, which includes our audited financial statements and related footnotes, and the exhibits filed with it are available at our website at http://ir.rewalk.com. Upon written request by any shareholder to our Chief Financial Officer at 3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel, we will furnish, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2015, including the financial statements and the related footnotes. The Company’s copying costs will be charged if exhibits to our Annual Report on Form 10-K for the year ended December 31, 2015 are requested.

Except to the extent that we specifically incorporate information by reference, our Annual Report on Form 10-K does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this Proxy Statement.

 Shareholder Proposals for Annual General Meeting in 2017

The Israeli Companies Law and applicable SEC rules and regulations govern the submission of shareholder proposals and our consideration of them for inclusion in the notice of annual meeting and proxy statement for our 2017 annual general meeting of shareholders (the “2017 AGM”). Under the Israeli Companies Law, only shareholders who hold at least 1% of our outstanding voting power are entitled to request that the Board include a proposal in a shareholders meeting, provided that such proposal is appropriate for consideration by shareholders at such meeting. Such eligible shareholders may present proper proposals for inclusion in the notice of annual meeting and proxy statement, and for consideration and to be voted at, our 2017 AGM by submitting their proposals in writing to our Chief Financial Officer at the following address: 3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel, Attention: Chief Financial Officer.

For a shareholder proposal to be considered for inclusion in our proxy statement and voted on at out 2017 AGM, we must receive the written proposal on or before December 8, 2016 and no later than April 23, 2017 (60 days prior to the first anniversary of the Meeting); provided that if the date of the 2017 AGM is advanced by more than 30 calendar days prior to, or delayed (other than as a result of adjournment) by more than 30 calendar days after the anniversary of the Meeting, we must receive the written proposal by no later than the first to occur of (i) the seventh calendar day following the day on which we call and provide notice of the 2016 AGM and (ii) the fourteenth calendar  day following the day on which public disclosure of the date of such meeting is first made. A shareholder proposal should be made in the manner set forth in Article 22(c) of our Articles of Association and in accordance with the provisions of the Israeli Companies Law.

For the sake of clarity, the information set forth in this section is, and should be construed, as a “preannouncement notice” of the 2017 AGM in accordance with Rule 5C of the Israeli Companies Regulations (Notice of General and Class Meetings in a Public Company), 2000, as amended.

By Order of the Board of Directors, Jeff Dykan Chairman of the Board of Directors

April 7, 2016

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to Be Held on May 24, 2016:

The Notice and Proxy Statement and the 2015 Annual Report
are available at http://ir.rewalk.com/.

REWALK ROBOTICS LTD.

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 24, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (“BOARD”)

The undersigned hereby constitute(s) and appoint(s) Jeff Dykan, Larry Jasinski, Kevin Hershberger and Ami Kraft and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote, as designated on the reverse side of this proxy, on behalf of the undersigned, all of the ordinary shares, par value NIS 0.01 per share, of ReWalk Robotics Ltd. (the "Company") that the undersigned is/are entitled to vote at the close of business on April 14, 2016, at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the law offices of Goldfarb Seligman & Co., Ampa Tower, 98 Yigal Alon Street, 36th floor, Tel Aviv, Israel, on May 24, 2016 at 4:00 p.m. (Israel time), and at any and all adjournments or postponements thereof on the following matters, which are more fully described in the Notice of 2016 Annual Meeting of Shareholders (the "Notice") and Proxy Statement relating to the Meeting (the "Proxy Statement").

This proxy, if properly executed and received 24 hours before the Meeting, will be voted in the manner directed herein by the undersigned. If no instructions are indicated with respect to a specific proposal or all proposals described below, this proxy will be voted "FOR" each proposal. Should any other matter requiring a vote of shareholders arise, the proxies named above are authorized to vote in accordance with their discretion. Any and all proxies given by the undersigned prior to this proxy are hereby revoked.

(Continued and to be signed on the reverse side.)

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

REWALK ROBOTICS LTD.

May 24, 2016, 4:00 p.m. (Israel time)

Please mark, sign, date and
mail your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

			FOR	AGAINST	ABSTAIN
For each of proposals 2, 3, 4 and 5, if you do not mark whether you have a personal benefit or other interest in such proposal, your vote will not be counted in determining the vote on such proposal.	1a.	To reelect Mr. Larry Jasinski as a Class II director of the board of directors of the Company:	☐	☐	☐

	1b.	To reelect Ms. Deborah DiSanzo as a Class II director of the board of directors of the Company:	☐	☐	☐

	2a.	To approve an amendment to the Company’s Compensation Policy involving determination of the annual bonus of the Company’s Chief Executive Officer.	☐	☐	☐

			YES	NO
2b.
To confirm that you do not have a “personal benefit or other interest” (as defined in the Proxy Statement) in this proposal mark “YES”. Otherwise mark “NO” to indicate that you do have a personal benefit or other interest in this proposal.
			☐	☐

			FOR	AGAINST	ABSTAIN
	3a.	To approve a grant of equity awards to Larry Jasinski, the Company’s Chief Executive Officer.	☐	☐	☐
			YES	NO
3b.
To confirm that you do not have a personal benefit or other interest in this proposal mark “YES”. Otherwise mark “NO” to indicate that you do have a personal benefit or other interest in this proposal.
			☐	☐

			FOR	AGAINST	ABSTAIN
	4a.	To approve the base annual compensation to be paid to the Company’s Chief Executive Officer for 2016.	☐	☐	☐
			YES	NO
4b.
To confirm that you do not have a personal benefit or other interest in this proposal mark “YES”. Otherwise mark “NO” to indicate that you do have a personal benefit or other interest in this proposal.
			☐	☐

			FOR	AGAINST	ABSTAIN
	5a.	To authorize the Company to make contributions to any tax-qualified, definedcontribution pension plan on behalf of the CEO.	☐	☐	☐

			YES	NO
5b.
To confirm that you do not have a personal benefit or other interest in this proposal mark “YES”. Otherwise mark “NO” to indicate that you do have a personal benefit or other interest in this proposal.
			☐	☐

6.
To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and until the next annual meeting of shareholders of the Company, and to authorize the board of directors of the Company, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.
			FOR	AGAINST	ABSTAIN
			☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
The undersigned acknowledges receipt of the Notice and Proxy Statement of the Company relating to the Annual Meeting.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. All holders must sign. When shares are held jointly, the senior of the joint holders must sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.